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                                                                     EXHIBIT 4.3












                              AMENDED AND RESTATED

                              DECLARATION OF TRUST

                                       OF


                           AMERICAN GENERAL CAPITAL II


                            DATED AS OF JUNE 27, 2000























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



                             CROSS-REFERENCE TABLE*


Section of
Trust Indenture Act                                                                                      Section of
of 1939, as amended                                                                                     Declaration
-------------------                                                                                     -----------
310(a).......................................................................................................5.3(a)
310(b).......................................................................................................5.3(c)
310(c).................................................................................................Inapplicable
311(a) and (b)...............................................................................................5.3(c)
311(c).................................................................................................Inapplicable
312(a).......................................................................................................2.2(a)
312(b).......................................................................................................2.2(b)
313.............................................................................................................2.3
314(a)..........................................................................................................2.4
314(b).................................................................................................Inapplicable
314(c)..........................................................................................................2.5
314(d).................................................................................................Inapplicable
314(e).....................................................................................................1.1, 2.5
314(f).................................................................................................Inapplicable
315(a).......................................................................................................3.9(b)
315(b).......................................................................................................2.7(a)
315(c).......................................................................................................3.9(a)
315(d).......................................................................................................3.9(b)
316(a) and (b)...................................................................2.6 and Annex I (Sections 6 and 7)
316(c).......................................................................................................3.6(e)
317(a).......................................................................................................3.8(h)
317(b).......................................................................................................3.8(i)
318(a).......................................................................................................2.1(c)

* This Cross-Reference Table does not constitute part of the Declaration and shall not affect the interpretation of any of its terms or provisions.




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                                TABLE OF CONTENTS


                                                                                                               PAGE
                                                                                                               ----
                                    ARTICLE I
                         INTERPRETATION AND DEFINITIONS

SECTION 1.1       Definitions.....................................................................................1

                                   ARTICLE II
                               TRUST INDENTURE ACT

SECTION 2.1       Trust Indenture Act; Application................................................................6
SECTION 2.2       Lists of Holders of Securities..................................................................7
SECTION 2.3       Reports by the Property Trustee.................................................................7
SECTION 2.4       Periodic Reports to Property Trustee............................................................7
SECTION 2.5       Evidence of Compliance with Conditions Precedent................................................7
SECTION 2.6       Events of Default; Waiver.......................................................................7
SECTION 2.7       Event of Default; Notice........................................................................9

                                   ARTICLE III
                                  ORGANIZATION

SECTION 3.1       Name............................................................................................9
SECTION 3.2       Office..........................................................................................9
SECTION 3.3       Purpose.........................................................................................9
SECTION 3.4       Authority......................................................................................10
SECTION 3.5       Title to Property of the Trust.................................................................10
SECTION 3.6       Powers and Duties of the Administrative Trustees...............................................10
SECTION 3.7       Prohibition of Actions by the Trust and the Trustees...........................................12
SECTION 3.8       Powers and Duties of the Property Trustee......................................................13
SECTION 3.9       Certain Duties and Responsibilities of the Property Trustee....................................15
SECTION 3.10      Certain Rights of Property Trustee.............................................................16
SECTION 3.11      Delaware Trustee...............................................................................18
SECTION 3.12      Execution of Documents.........................................................................18
SECTION 3.13      Not Responsible for Recitals or Issuance of Securities.........................................18
SECTION 3.14      Duration of Trust..............................................................................18
SECTION 3.15      Mergers........................................................................................19

                                   ARTICLE IV
                                     SPONSOR

SECTION 4.1       Sponsor's Purchase of Common Securities........................................................20
SECTION 4.2       Responsibilities of the Sponsor................................................................20
SECTION 4.3       Right to Proceed...............................................................................21


                                        i

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



                                    ARTICLE V
                                    TRUSTEES

SECTION 5.1       Number of Trustees; Appointment of Co-trustee..................................................21
SECTION 5.2       Delaware Trustee...............................................................................21
SECTION 5.3       Property Trustee; Eligibility..................................................................22
SECTION 5.4       Certain Qualifications of Administrative Trustees and Delaware Trustee Generally...............22
SECTION 5.5       Administrative Trustees........................................................................23
SECTION 5.6       Delaware Trustee...............................................................................23
SECTION 5.7       Appointment, Removal and Resignation of Trustees...............................................23
SECTION 5.8       Vacancies Among Trustees.......................................................................24
SECTION 5.9       Effect of Vacancies............................................................................25
SECTION 5.10      Meetings.......................................................................................25
SECTION 5.11      Delegation of Power............................................................................25
SECTION 5.12      Merger, Conversion, Consolidation or Succession to Business....................................25

                                   ARTICLE VI
                                  DISTRIBUTIONS

SECTION 6.1       Distributions..................................................................................26

                                   ARTICLE VII
                             ISSUANCE OF SECURITIES

SECTION 7.1       General Provisions Regarding Securities........................................................26
SECTION 7.2       Execution and Authentication...................................................................26
SECTION 7.3       Form and Dating................................................................................27
SECTION 7.4       Registrar and Paying Agent.....................................................................28
SECTION 7.5       Paying Agent to Hold Money in Trust............................................................28
SECTION 7.6       Replacement Securities.........................................................................29
SECTION 7.7       Outstanding Preferred Securities...............................................................29
SECTION 7.8       Preferred Securities in Treasury...............................................................29
SECTION 7.9       Temporary Securities...........................................................................29
SECTION 7.10      Cancellation...................................................................................30
SECTION 7.11      CUSIP Numbers..................................................................................30

                                  ARTICLE VIII
                              DISSOLUTION OF TRUST

SECTION 8.1       Dissolution of Trust...........................................................................30

                                   ARTICLE IX
                              TRANSFER OF INTERESTS

SECTION 9.1       Transfer of Securities.........................................................................31
SECTION 9.2       Deemed Security Holders........................................................................32
SECTION 9.3       Book-Entry Interests...........................................................................32
SECTION 9.4       Notices to Clearing Agency.....................................................................33
SECTION 9.5       Appointment of Successor Clearing Agency.......................................................33


                                       ii

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
                                                      ARTICLE X
                                             LIMITATION OF LIABILITY OF
                                      HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

SECTION 10.1      Liability......................................................................................33
SECTION 10.2      Exculpation....................................................................................33
SECTION 10.3      Fiduciary Duty.................................................................................34
SECTION 10.4      Indemnification................................................................................34
SECTION 10.5      Outside Businesses.............................................................................37

                                                     ARTICLE XI
                                                     ACCOUNTING

SECTION 11.1      Fiscal Year....................................................................................37
SECTION 11.2      Certain Accounting Matters.....................................................................37
SECTION 11.3      Banking........................................................................................38
SECTION 11.4      Withholding....................................................................................38

                                                     ARTICLE XII
                                               AMENDMENTS AND MEETINGS

SECTION 12.1      Amendments.....................................................................................38

                                                    ARTICLE XIII
                                         REPRESENTATIONS OF PROPERTY TRUSTEE
                                                AND DELAWARE TRUSTEE

SECTION 13.1      Representations and Warranties of Property Trustee.............................................41
SECTION 13.2      Representations and Warranties of Delaware Trustee.............................................41

                                                     ARTICLE XIV
                                                    MISCELLANEOUS

SECTION 14.1      Notices........................................................................................42
SECTION 14.2      Governing Law..................................................................................43
SECTION 14.3      Intention of the Parties.......................................................................43
SECTION 14.4      Headings.......................................................................................43
SECTION 14.5      Successors and Assigns.........................................................................43
SECTION 14.6      Partial Enforceability.........................................................................43
SECTION 14.7      Counterparts...................................................................................44

                              AMENDED AND RESTATED
                              DECLARATION OF TRUST
                                       OF
                           AMERICAN GENERAL CAPITAL II

                                  June 27, 2000

     AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration"), dated and effective as of June 27, 2000, by the Trustees (as defined herein), the Sponsor (as defined herein) and the holders, from time to time, of undivided beneficial interests in the assets of the Trust (as defined herein) to be issued pursuant to this Declaration;

     WHEREAS, the Delaware Trustee (as defined herein), the Administrative Trustees (as defined herein) and the Sponsor established American General Capital II (the "Trust"), a trust created under the Business Trust Act (as defined herein) pursuant to a Declaration of Trust dated as of November 14, 1997 (the "Original Declaration"), and the Certificate of Trust for the Trust (the "Certificate of Trust") filed with the Secretary of State of the State of Delaware on November 14, 1997;

     WHEREAS, the parties hereto, by this Declaration, amend and restate each and every term and provision of the Original Declaration; and

     NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of the Trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration and, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:


                                    ARTICLE I
                         INTERPRETATION AND DEFINITIONS

SECTION 1.1  Definitions.


     Unless the context otherwise requires:

     (a) capitalized terms used in this Declaration but not defined in the preamble above or elsewhere herein have the respective meanings assigned to them in this Section 1.1;

     (b) a term defined anywhere in this Declaration has the same meaning throughout;

     (c) all references to "the Declaration" or "this Declaration" are to this Declaration and each Annex and Exhibit hereto, as modified, supplemented or amended from time to time;

     (d) all references in this Declaration to Articles, Sections, Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Declaration unless otherwise specified;

     (e) a term defined in the Trust Indenture Act (as defined herein) has the same meaning when used in this Declaration unless otherwise defined in this Declaration or the context otherwise requires;

     (f) a term defined in the Indenture (as defined herein) has the same meaning when used in this Declaration unless otherwise defined in this Declaration or the context otherwise requires; and

     (g) a reference to the singular includes the plural and vice versa.

     "Administrative Trustee" means each of Nicholas R. Rasmussen, C. Jeffrey Gay and Gregory N. Picard, solely in such Person's capacity as Administrative Trustee of the Trust created and continued hereunder and not in such Person's individual capacity, or any successor Administrative Trustee appointed as herein provided.

     "Affiliate" has the same meaning as given to that term in Rule 405 under the Securities Act or any successor rule thereunder.

     "Agent" means any Paying Agent or Registrar.

     "Authorized Officer" of a Person means any other Person that is authorized to legally bind such former Person.

     "Book-Entry Interest" means a beneficial interest in a Global Preferred Security registered in the name of a Clearing Agency or its nominee, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 9.3.

     "Business Day" means any day other than a Saturday or a Sunday or a day on which banking institutions in The City of New York, New York are authorized or required by law or executive order to close.

     "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Codess. 3801 et seq., as it may be amended from time to time or any successor legislation.

     "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Preferred Securities and in whose name or in the name of a nominee of that organization shall be registered a Global Preferred Security and which shall undertake to effect book-entry transfers and pledges of the Preferred Securities.

     "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

     "Closing Time" means the "Time of Delivery", as such term is defined in the Underwriting Agreement.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

     "Commission" means the United States Securities and Exchange Commission as from time to time constituted, or if any time after the execution of this Declaration such Commission is not existing and performing the duties now assigned to it under applicable Federal securities laws, then the body performing such duties at such time.

     "Common Securities" has the meaning specified in Section 7.1(a).

     "Company Indemnified Person" means (a) any Administrative Trustee; (b) any Affiliate of any Administrative Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Administrative Trustee; or (d) any officer, employee or agent of the Trust or its Affiliates.

     "Corporate Trust Office" means the office of the Property Trustee at which the corporate trust business of the Property Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Agreement is located at Four Albany Street, New York, New York 10006, Attn:
Corporate Trust and Agency Services - Corporate Market Services.

     "Covered Person" means: (a) any officer, director, trustee, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holders of the Securities.

     "Debenture Issuer" means American General Corporation, a Texas corporation, or any successor entity resulting from any consolidation, amalgamation, merger or other business combination, in its capacity as issuer of the Debentures under the Indenture.

     "Debenture Trustee" means Bankers Trust Company, a New York banking corporation, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

     "Debentures" means the 8 1/2% Junior Subordinated Debentures due 2030 of the Debenture Issuer issued pursuant to the Indenture.

     "Default" means an event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

     "Definitive Preferred Securities" has the meaning set forth in Section 7.3(c).

     "Delaware Trustee" has the meaning set forth in Section 5.1(b).

     "Direct Action" has the meaning set forth in Section 3.8(e).

     "Distribution" means a distribution payable to Holders of Securities in accordance with Section 6.1.

     "DTC" means The Depository Trust Company, the initial Clearing Agency.


     "Event of Default" in respect of the Securities means an Event of Default (as defined in the Indenture) that has occurred and is continuing in respect of the Debentures.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

     "Global Preferred Securities" has the meaning set forth in Section 7.3(a).

     "Holder" means a Person in whose name a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

     "Indemnified Person" means a Company Indemnified Person or a Trustee Indemnified Person.

     "Indenture" means the Junior Subordinated Indenture, dated as of November 15, 1997, between the Debenture Issuer and the Debenture Trustee, as supplemented or amended from time to time.

     "Investment Company" means an investment company as defined in the Investment Company Act.

     "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

     "Investment Company Event" has the meaning set forth in Annex I.

     "Legal Action" has the meaning set forth in Section 3.6(g).

     "Liquidation Amount" with respect to any Security means the amount designated as such with respect thereto in Annex I hereto.

     "Majority in Liquidation Amount" means, with respect to the Trust Securities, except as provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holder(s) of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate Liquidation Amount (including the amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

     "Officers' Certificate" means, with respect to any Person, a certificate signed by the Chairman, a Vice Chairman, the President or a Vice President and by the Treasurer, an Assistant Treasurer, the Controller, the Secretary or an Assistant Secretary of such Person. Any Officers' Certificate delivered by the Trust shall be signed by at least one Administrative Trustee. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

     (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

     (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

     (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

     "Opinion of Counsel" means a written opinion of counsel, who may be an employee of the Sponsor, acceptable to the Property Trustee.

     "Paying Agent" has the meaning specified in Section 7.4.

     "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

     "Preferred Securities" has the meaning specified in Section 7.1(a).

     "Preferred Securities Guarantee" means the guarantee agreement dated as of the date hereof of the Sponsor in respect of the Preferred Securities.

     "Preferred Security Beneficial Owner" means, with respect to a Book-Entry Interest, a Person who is the beneficial owner of such Book-Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

     "Property Trustee" has the meaning set forth in Section 5.3(a).

     "Property Trustee Account" has the meaning set forth in Section 3.8(c).

     "Quorum" means a majority of the Administrative Trustees or, if there are only two Administrative Trustees, both of them.

     "Registrar" has the meaning set forth in Section 7.4.

     "Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

     "Responsible Officer" means, with respect to the Property Trustee, any officer within the Corporate Trust Office of the Property Trustee, including any vice president, any assistant vice president, any managing director, any secretary, any assistant secretary, the treasurer, any assistant treasurer or other officer of the Corporate Trust Office of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

     "Securities" or "Trust Securities" means the Common Securities and the Preferred Securities.


     "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

     "Special Event" has the meaning set forth in Annex I hereto.

     "Sponsor" means American General Corporation, a Texas corporation, or any successor entity resulting from any merger, consolidation, amalgamation or other business combination, in its capacity as sponsor of the Trust.

     "Subsequent Closing Time" means the time of settlement with respect any sale of Securities subsequent to the Closing Time contemplated by Section 3.6(a).

     "Successor Delaware Trustee" has the meaning set forth in Section 5.7(b).

     "Successor Entity" has the meaning set forth in Section 3.15(b).

     "Successor Property Trustee" has the meaning set forth in Section 5.7(b).

     "Successor Securities" has the meaning set forth in Section 3.15.

     "Super Majority" has the meaning set forth in Section 2.6(a)(ii).

     "10% in Liquidation Amount" means, with respect to the Trust Securities, except as provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holders of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of 10% or more of the aggregate Liquidation Amount (including the amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

     "Tax Event" has the meaning set forth in Annex I.

     "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

     "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee (including the Property Trustee, the Delaware Trustee and the Administrative Trustees), so long as such Person shall continue as Trustee of the Trust in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

     "Trustee Indemnified Person" has the meaning set forth in Section 10.4(b).

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

     "Trust Property" means (a) the Debentures, (b) any cash on deposit in, or owing to, the Property Trustee Account and (c) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Property Trustee pursuant to the trusts of this Declaration.

     "Underwriting Agreement" means the Pricing Agreement dated June 22, 2000 among the Sponsor, the Trust, Salomon Smith Barney Inc., Banc of America Securities LLC, Chase Securities Inc., Donaldson, Lufkin & Jenrette Securities Corporation, and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (including the form of Underwriting Agreement attached thereto) relating to the initial offering and sale of the Preferred Securities.

                                   ARTICLE II
                               TRUST INDENTURE ACT

SECTION 2.1 Trust Indenture Act; Application.


         (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable to such an indenture, be governed by such provisions.

     (b) The Property Trustee shall be the only Trustee which is a Trustee for the purposes of the Trust Indenture Act.

     (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

     (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

SECTION 2.2 Lists of Holders of Securities.


     (a) Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide the Property Trustee, unless the Property Trustee is Registrar for the Securities, (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Securities ("List of Holders") as of such record date, provided that neither the Sponsor nor the Administrative Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Administrative Trustees on behalf of the Trust and written notice of such fact is provided by an Administrative Trustee to the Property Trustee, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Property Trustee. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity), provided that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

     (b) The Property Trustee shall comply with its obligations under Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

SECTION 2.3 Reports by the Property Trustee.


     Within 60 days after December 31 of each year, commencing December 31, 2000, the Property Trustee shall provide to the Holders of the Preferred Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of
Section 313(d) of the Trust Indenture Act.

SECTION 2.4 Periodic Reports to Property Trustee.


     Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information (if any) as are required by Section 314 of the Trust Indenture Act and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

SECTION 2.5 Evidence of Compliance with Conditions Precedent.

     The Sponsor or the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) of the Trust Indenture Act may be given in the form of an Officers' Certificate.

SECTION 2.6 Events of Default; Waiver.


     (a) The Holders of a Majority in Liquidation Amount of the Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default in respect of the Preferred Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

          (i) is not waivable under the Indenture, the Event of Default under the Declaration shall also not be waivable; or

          (ii) requires the consent or vote of greater than a majority in aggregate principal amount of the holders of the Debentures (a "Super Majority") to be waived under the Indenture, the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in aggregate Liquidation Amount of the Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

The foregoing provisions of this Section 2.6(a) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

         (b) The Holders of a Majority in Liquidation Amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided, that, if the underlying Event of Default under the Indenture:

          (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration shall also not be waivable; or

          (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this
     Section 2.6(b), the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in aggregate Liquidation Amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

provided further, that each Holder of the Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. The foregoing provisions of this
Section 2.6(b) shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

     (c) A waiver of an Event of Default under the Indenture by the Property Trustee, at the direction of the Holders of the Preferred Securities, constitutes a waiver of the corresponding Event of Default under this Declaration. The foregoing provisions of this Section 2.6(c) shall be in lieu of
Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

SECTION 2.7 Event of Default; Notice.


     (a) Within five Business Days after the occurrence of any Event of Default actually known to a Responsible Officer of the Property Trustee, the Property Trustee shall transmit notice of such Event of Default to the Holders of the Preferred Securities, the Administrative Trustees and the Sponsor, unless such Event of Default shall have been cured, waived or otherwise eliminated. The Sponsor and the Administrative Trustees shall file annually with the Property Trustee a certification as to whether or not they are in compliance with all the conditions and covenants applicable to them under this Declaration.

     (b) For purposes of this Section 2.7, the Property Trustee shall not be deemed to have knowledge of any default or Event of Default except:

          (i) a default under Sections 5.1(1) and 5.1(2) of the Indenture; or

          (ii) any default as to which the Property Trustee shall have received written notice or of which a Responsible Officer of the Property Trustee charged with the administration of the Declaration shall have actual knowledge.

                                   ARTICLE III
                                  ORGANIZATION

SECTION 3.1 Name.

     The Trust is named "American General Capital II", as such name may be modified from time to time by the Administrative Trustees following written notice to the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Administrative Trustees.

SECTION 3.2 Office.


         The address of the principal office of the Trust is c/o American General Corporation, 2929 Allen Parkway, Houston, Texas 77019-2155. On ten Business Days' written notice to the Holders of the Securities and the Property Trustee, the Administrative Trustees may designate another principal office.

SECTION 3.3 Purpose.


     The exclusive purposes and functions of the Trust are (a) to issue and sell the Trust Securities, (b) to use the proceeds from the sale of the Securities to acquire the Debentures, and (c) except as otherwise limited herein, to engage in only those other activities necessary, advisable or incidental thereto.

SECTION 3.4  Authority.


     Except as specifically provided in this Declaration, the Property Trustee and the Administrative Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by a Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

SECTION 3.5  Title to Property of the Trust.


     Except as provided in Section 3.8 with respect to the Debentures and the Property Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

SECTION 3.6  Powers and Duties of the Administrative Trustees.

     The Administrative Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

     (a) to execute, deliver, issue and sell the Preferred Securities and the Common Securities in accordance with this Declaration; provided, however, that
(i) the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, (ii) there shall be no interests in the Trust other than the Securities, and (iii) the issuance of Securities shall be limited to a simultaneous issuance of both Preferred Securities and Common Securities at the Closing Time; provided, that, the Administrative Trustees, at the direction of the Sponsor, may cause the Trust to issue additional Preferred Securities and Common Securities at one or more Subsequent Closing Times; provided, however, that in no event shall a Subsequent Closing Time occur after 90 days following the Closing Time.

     (b) in connection with the issue and sale of the Preferred Securities, at the direction of the Sponsor, to:

          (i) file with the Commission a registration statement prepared by the Sponsor on the appropriate form in relation to the Preferred Securities, including any amendments thereto and including any supplements or amendments to the form of prospectus included therein, as permitted by the rules and regulations of the Commission;

          (ii) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Preferred Securities in any state in which the Sponsor has determined to qualify or register such Preferred Securities for sale;

          (iii) at the direction of the Sponsor, execute and file an application, prepared by the Sponsor, to the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing or quotation of the Preferred Securities;

          (iv) to execute and deliver letters, documents, or instruments with DTC and any other Clearing Agencies relating to the Preferred Securities;

          (v) if required, execute and file with the Commission a registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor, relating to the registration of the Preferred Securities under
     Section 12(b) or 12(g) of the Exchange Act; and

          (vi) to cause the Trust to enter into such agreements and arrangements as may be necessary or desirable in connection with the sale of Preferred Securities to the underwriters thereof and the consummation thereof, and to take all action as may be necessary or desirable in connection with the consummation thereof;

     (c) to acquire the Debentures with the proceeds of the sale of the Preferred Securities and the Common Securities; provided, however, that the Administrative Trustees shall cause legal title to the Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders of the Preferred Securities and the Holders of Common Securities;

     (d) if applicable, to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Special Event;

     (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of the Preferred Securities and the Holders of the Common Securities as to such actions and applicable record dates;

     (f) to take all actions and perform such duties as may be required of the Administrative Trustees pursuant to the terms of the Securities;

     (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Property Trustee has the exclusive power to bring such Legal Action;

     (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

     (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

     (j) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Administrative Trustee;

     (k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

     (l) to act as, or appoint another Person to act as, Registrar for the Securities or to appoint a Paying Agent for the Securities as provided in
Section 7.4;

     (m) to give prompt written notice to the Property Trustee and to Holders of the Securities of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period under the Indenture;

     (n) to take all action (provided that such action does not materially adversely affect the interests of the Holders) that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Preferred Securities or to enable the Trust to effect the purposes for which the Trust was created;

     (o) to take any action, not inconsistent with this Declaration or with applicable law, that the Administrative Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:

          (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

          (ii) causing the Trust not to be classified for United States federal income tax purposes as an association taxable as a corporation; and

          (iii) cooperating with the Debenture Issuer to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes;

     (p) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Administrative Trustees, on behalf of the Trust; and

     (q) to execute, deliver and record, file or register, as applicable, all documents, certificates, agreements or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary, advisable or incidental to the foregoing.

     The Administrative Trustees must exercise the powers set forth in this
Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Administrative Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

     Subject to this Section 3.6, the Administrative Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.8.

     Any expenses incurred by the Administrative Trustees pursuant to this
Section 3.6 shall be reimbursed by the Sponsor.


SECTION 3.7       Prohibition of Actions by the Trust and the Trustees.


     (a) The Trust shall not, and the Trustees (including the Property Trustee and the Delaware Trustee) shall cause the Trust not to, engage in any activity other than as required or authorized by this Declaration. The Trust shall not, and the Trustees (including the Property Trustee) shall cause the Trust not to:

          (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

          (ii) acquire any assets other than as expressly provided herein;

          (iii) possess Trust Property for other than a Trust purpose or execute any mortgage in respect of, or pledge, any Trust Property;

          (iv) make any loans or incur any indebtedness other than loans represented by the Debentures;

          (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

          (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

          (vii) other than as provided in this Declaration, (A) direct the time, method and place of conducting any proceeding with respect to any remedy available to the Debenture Trustee, or exercise any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received an opinion of independent tax counsel experienced in such matters to the effect that such amendment, modification or termination will not cause the Trust to be classified as an association taxable as a corporation for United States federal income tax purposes.

SECTION 3.8 Powers and Duties of the Property Trustee.


     (a) The legal title to the Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Trust and the Holders of the Securities. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 5.7. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

     (b) The Property Trustee shall not transfer its right, title and interest in the Debentures to the Administrative Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

     (c) The Property Trustee shall:

          (i) establish and maintain a segregated non-interest bearing trust account (the "Property Trustee Account") in the name of and under the exclusive control of the Property Trustee, and maintained in the Property Trustee's trust department, on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Trustee Account and make or cause the Paying Agent to make payments to the Holders of the Preferred Securities and Holders of the Common Securities from the

     Property Trustee Account in accordance with Section 6.1. Funds in the Property Trustee Account shall be held uninvested until disbursed in accordance with this Declaration. Unless the Property Trustee Account is held as a trust account in the corporate trust department of the Property Trustee, the Property Trustee Account shall be an account that is maintained with a banking institution the rating on whose long-term unsecured indebtedness is at least equal to the rating assigned to the Preferred Securities by a "nationally recognized statistical rating organization", as that term is defined for purposes of Rule 436(g)(2) under the Securities Act; in either case, any and all earnings attributable to such funds shall, in addition to any other fees charged hereunder, be retained by the Property Trustee as payment for its services as Property Trustee;

          (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Preferred Securities and the Common Securities to the extent the Debentures are prepaid or mature; and

          (iii) upon written notice of distribution issued by the Administrative Trustees in accordance with the terms of the Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities upon the occurrence of certain events.

     (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of this Declaration and the Securities.

     (e) Subject to Section 3.9(a), the Property Trustee shall take any Legal Action which arises out of or in connection with an Event of Default of which a Responsible Officer of the Property Trustee has actual knowledge or the Property Trustee's duties and obligations under this Declaration or the Trust Indenture Act; provided, however, that if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay the principal of or premium, if any, or interest on the Debentures on the date such principal, premium, if any, or interest is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or premium, if any, or interest on the Debentures having a principal amount equal to the aggregate Liquidation Amount of the Preferred Securities of such Holder (a "Direct Action") on or after the respective due date specified in the Debentures. Notwithstanding any payments made to such Holder by the Debenture Issuer in connection with such Direct Action, the Debenture Issuer shall remain obligated to pay the principal of, premium, if any, or interest on such Debentures, and the Debenture Issuer shall be subrogated to the rights of such Holder of Preferred Securities to the extent of any payment made by the Debenture Issuer to such Holder of Preferred Securities in such Direct Action. Except as provided in the preceding sentences, the Holders of Preferred Securities will not be able to exercise directly any other remedy available to the Holders of the Debentures.

     (f) The Property Trustee shall continue to serve as a Trustee until either:

          (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities; or

          (ii) a Successor Property Trustee has been appointed and has accepted that appointment in accordance with Section 5.7.

     (g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default actually known to a Responsible Officer of the Property Trustee occurs and is continuing, the Property Trustee shall, for the benefit of Holders of the Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to this Declaration and the terms of such Securities.

     (h) The Property Trustee shall be authorized to undertake any actions set forth in Section 317(a) of the Trust Indenture Act.

     (i) For such time as the Property Trustee is the Paying Agent, the Property Trustee may authorize one or more Persons to act as additional Paying Agents and to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Securities and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any such additional Paying Agent may be removed by the Property Trustee at any time the Property Trustee remains as Paying Agent and a successor Paying Agent or additional Paying Agents may be (but are not required to be) appointed at any time by the Property Trustee.

     (j) Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in Section 3.6.

     The Property Trustee must exercise the powers set forth in this Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

SECTION 3.9 Certain Duties and Responsibilities of the Property Trustee.

     (a) The Property Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and in the Securities and no implied covenants shall be read into this Declaration against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer of the Property Trustee has actual knowledge, the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

     (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                    (A) the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Declaration and in the Securities and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration and in the Securities, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

                    (B) in the absence of bad faith on the part of the Property
               Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; provided, however, that in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

          (ii) the Property Trustee shall not be liable for any error or judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

          (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in Liquidation Amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

          (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or indemnity reasonably satisfactory to the Property Trustee against such risk or liability is not reasonably assured to it;

          (v) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Property Trustee Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act;

          (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

          (vii) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Trustee Account maintained by the Property Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and

          (viii) the Property Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for any default or misconduct of the Administrative Trustees or the Sponsor.


SECTION 3.10  Certain Rights of Property Trustee.


     (a) Subject to the provisions of Section 3.9:

         (i) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

         (ii) any direction or act of the Sponsor or the Administrative Trustees contemplated by this Declaration may be sufficiently evidenced by an Officers' Certificate;

         (iii) whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be established before undertaking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Administrative Trustees;

         (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any-financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or reregistration thereof;

         (v) the Property Trustee may consult with counsel or other experts of its selection and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

         (vi) the Property Trustee shall have no duty to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee security indemnity, reasonably satisfactory to the Property Trustee, against the costs, expenses (including reasonable attorneys' fees and expenses and the expenses of the Property Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee, provided, that nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

         (vii) the Property Trustee shall have not duty to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee may make such further inquiry or investigation into such facts or matters as it may see fit;

         (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents, custodians, nominees or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

         (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

         (x) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders of the Securities which instructions shall be given by the Holders of the same proportion in Liquidation Amount of the

          Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be fully protected in conclusively relying on or acting in or accordance with such instructions;

               (xi) except as otherwise expressly provided in this Declaration, the Property Trustee shall have no duty to take any action that is discretionary under the provisions of this Declaration; and

               (xii) the Property Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith, without negligence, and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Declaration.

     (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty. Notwithstanding anything to the contrary in this Declaration, in no event shall the Property Trustee be deemed to be an ERISA fiduciary, and in the event that the Property Trustee believes it is appropriate to take or omit to take any action that would cause it to be deemed an ERISA fiduciary, it shall obtain and follow the direction of the Sponsor, Administrative Trustees or Holders, as the case may be.

SECTION 3.11 Delaware Trustee.


         Notwithstanding any other provision of this Declaration other than
Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Administrative Trustees, the Property Trustee or of the Trustees generally described in this Declaration. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act and taking such actions as are required to be taken by the Delaware Trustee under the Business Trust Act.

SECTION 3.12 Execution of Documents.


         Except as otherwise required by the Business Trust Act or applicable law, any Administrative Trustee is authorized to execute on behalf of the Trust any documents that the Administrative Trustees have the power and authority to execute pursuant to Section 3.6.

SECTION 3.13 Not Responsible for Recitals or Issuance of Securities.

         The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

SECTION 3.14 Duration of Trust.


     The Trust, unless dissolved pursuant to the provisions of Article VIII hereof, shall have existence up to September 30, 2052.

SECTION 3.15 Mergers.

     (a) The Trust may not merge or convert with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any Person, except as described in
Section 3.15(b) and (c) hereof or in Annex I.

     (b) The Trust may, at the request of the Sponsor, with the consent of the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees and without the consent of the Holders of the Securities, the Delaware Trustee or the Property Trustee, merge or convert with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to, a trust organized as such under the laws of any State; provided that:

               (i) such successor entity (the "Successor Entity") either:

                    (A) expressly assumes all of the obligations of the Trust
               under the Securities; or

                    (B) substitutes for the Securities other securities having substantially the same terms as the Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Securities rank with respect to Distributions and payments upon liquidation, redemption and otherwise;

               (ii) the Sponsor expressly appoints a trustee of the Successor Entity that possesses the same powers and duties as the Property Trustee as the holder of the Debentures;

               (iii) the Successor Securities are listed or quoted, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or with another organization on which the Preferred Securities are then listed or quoted, if any;

               (iv) such merger, conversion, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

               (v) such merger, conversion, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than any dilution of such Holders' interests in the new entity);

               (vi) such Successor Entity has a purpose substantially identical to that of the Trust;

               (vii) prior to such merger, conversion, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Sponsor has received an opinion of an independent counsel to the Trust experienced in such matters to the effect that:

               (A) such merger, conversion, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interests in the new entity); and

               (B) following such merger, conversion, consolidation, amalgamation, replacement, conveyance, transfer or lease, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

               (C) following such merger, conversion, consolidation, amalgamation, replacement, conveyance, transfer, or lease, the Trust (or the Successor Entity) will continue to be classified as a grantor trust for United States federal income tax purposes; and

          (viii) the Sponsor or any permitted successor or assignee owns all of the common securities of such Successor Entity and guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Preferred Securities Guarantee.

     (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of all Holders of the Securities, consolidate, amalgamate, merge or convert with or into, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to, any other entity or permit any other entity to consolidate, amalgamate, merge or convert with or into, or replace it if such consolidation, amalgamation, merger, conversion, replacement, conveyance, transfer or lease would cause the Trust or the Successor Entity not to be classified as a grantor trust for United States federal income tax purposes.

                                   ARTICLE IV
                                     SPONSOR

SECTION 4.1 Sponsor's Purchase of Common Securities.

     At the Closing Time and any Subsequent Closing Time, the Sponsor will purchase all of the Common Securities then issued by the Trust, in an amount at least equal to 3% of the capital of the Trust, at the same time as the Preferred Securities are issued and sold.

SECTION 4.2 Responsibilities of the Sponsor.

     In connection with the issue and sale of the Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

     (a) to prepare for filing by the Trust, execute and file with the Commission a registration statement on the appropriate form in relation to the Preferred Securities, the Preferred Securities Guarantee and the Debentures, including any amendments or supplements thereto and including any supplements or amendments to the form of prospectus included therein, as permitted by the rules and regulations of the Commission;

     (b) to determine the states in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such states;

     (c) if deemed necessary or advisable by the Sponsor, to prepare for filing and request the Administrative Trustees to cause the filing by the Trust of an application to the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing or quotation of the Preferred Securities;

         (d) if required, to prepare for and execute for filing by the Trust with the Commission a registration statement on Form 8-A relating to the registration of the Preferred Securities under Section 12(b) or 12(g) of the Exchange Act, including any amendments thereto; and

         (e) to negotiate the terms of, and execute and deliver on behalf of the Trust, the Underwriting Agreement providing for the sale of the Preferred Securities and any agreements or instruments contemplated thereby, and any underwriting or similar agreement relating to the sale of Preferred Securities at any Subsequent Closing Time in accordance with Section 3.6(a).

SECTION 4.3 Right to Proceed.

         The Sponsor acknowledges the rights of the Holders of the Preferred Securities, in the event that a failure of the Trust to pay Distributions on the Preferred Securities is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures, to institute Direct Actions against the Debenture Issuer for enforcement of its payment obligations on the Debentures.

                                    ARTICLE V
                                    TRUSTEES

SECTION 5.1 Number of Trustees; Appointment of Co-Trustee.

         The number of Trustees initially shall be five (5), and:

         (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

         (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; provided, however, that, the number of Trustees shall in no event be less than two (2); provided further, that (1) if required by the Business Trust Act, one Trustee, in the case of a natural person, shall be a person who is a resident of the State of Delaware or that, if not a natural person, is an entity which has its principal place of business in the State of Delaware (the "Delaware Trustee"); (2) at least one Trustee shall be an employee or officer of, or affiliated with the Sponsor (an "Administrative Trustee"); and
(3) one Trustee shall be the Property Trustee, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements. Notwithstanding the above, unless an Event of Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust's property may at the time be located, the Holders of a Majority in Liquidation Amount of the Common Securities acting as a class at a meeting of the Holders of the Common Securities shall have power to appoint one or more persons either to act as a co-trustee, jointly with the Property Trustee, of all or any part of the Trust's property, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such person or persons in such capacity any property, title, right or power deemed necessary or desirable, subject to the provisions of this Declaration. In case an Event of Default has occurred and is continuing, the Property Trustee alone shall have power to make any such appointment of a co-trustee.

SECTION 5.2 Delaware Trustee.

         If required by the Business Trust Act, the Delaware Trustee shall be:

         (a) a natural person who is a resident of the State of Delaware; or

         (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law, provided, that, if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee may also be the Delaware Trustee and
Section 3.11 shall have no application.

SECTION 5.3 Property Trustee; Eligibility.

         (a) There shall at all times be one Trustee (the "Property Trustee") which shall act as Property Trustee and which shall:

                  (i) not be an Affiliate of the Sponsor; and

                  (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an indenture trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

         (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 5.7(c).

         (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

         (d) The Preferred Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

         (e) The initial Property Trustee shall be:

                           Bankers Trust Company

SECTION 5.4 Certain Qualifications of Administrative Trustees and Delaware Trustee Generally.

         Each Administrative Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

SECTION 5.5 Administrative Trustees.

         (a) The initial Administrative Trustees shall be:

                           Nicholas R. Rasmussen,
                           C. Jeffrey Gay, and
                           Gregory N. Picard

         (b) Except where a requirement for action by a specific number of Administrative Trustees is expressly set forth in this Declaration and except with respect to any action the taking of which is the subject of a meeting of the Administrative Trustees, any action required or permitted to be taken by the Administrative Trustees may be taken by, and any power of the Administrative Trustees may be exercised by, or with the consent of, any one such Administrative Trustee.

         (c) Except as otherwise required by the Business Trust Act or applicable law, any Administrative Trustee is authorized to execute on behalf of the Trust any documents which the Administrative Trustees have the power and authority to cause the Trust to execute pursuant to Section 3.6.

SECTION 5.6 Delaware Trustee.

                  The initial Delaware Trustee shall be:

                  Bankers Trust (Delaware)

SECTION 5.7 Appointment, Removal and Resignation of Trustees.

         (a) Subject to Section 5.7(b), any Trustee may be appointed or removed without cause at any time:

                  (i) until the issuance of any Securities, by written instrument executed by the Sponsor;

                  (ii) in the case of Administrative Trustees, after the issuance of any Securities, by vote of the Holders of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities;

                  (iii) in the case of the Property Trustee and the Delaware Trustee, unless an Event of Default shall have occurred and be continuing after the issuance of any Securities, by vote of the Holders of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; and

                  (iv) in the case of the Property Trustee and the Delaware Trustee, if an Event of Default shall have occurred and be continuing after the issuance of the Securities, by vote of Holders of a Majority in Liquidation Amount of the Preferred Securities voting as a class at a meeting of Holders of the Preferred Securities.

         (b) (i) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 5.7(a) until a successor Trustee possessing the qualifications to act as Property Trustee under Section 5.3 (a "Successor Property Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Administrative Trustees and the Sponsor; and

                  (ii) the Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 5.7(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections
         5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Administrative Trustees and the Sponsor.

         (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

                  (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

                           (A) until a Successor Property Trustee has been
                  appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

                           (B) until the assets of the Trust have been
                  completely liquidated and the proceeds thereof distributed to the holders of the Securities; and

                  (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

         (d) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Property Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.7.

         (e) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section
5.7 within 60 days after delivery of an instrument of resignation or removal, the Property Trustee or Delaware Trustee resigning or being removed, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

         (f) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

SECTION 5.8 Vacancies among Trustees.

         If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees, shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.7.

SECTION 5.9 Effect of Vacancies.

         The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, terminate or annul the Trust. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with Section 5.7, the Administrative Trustees in office, regardless of their number, shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Declaration.

SECTION 5.10 Meetings.

         If there is more than one Administrative Trustee, meetings of the Administrative Trustees shall be held from time to time upon the call of any Administrative Trustee. Regular meetings of the Administrative Trustees may be held at a time and place fixed by resolution of the Administrative Trustees. Notice of any in-person meetings of the Administrative Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before such meeting. Notice of any telephonic meetings of the Administrative Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of an Administrative Trustee at a meeting shall constitute a waiver of notice of such meeting except where an Administrative Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Administrative Trustees may be taken at a meeting by vote of a majority of the Administrative Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting and without prior notice by the unanimous written consent of the Administrative Trustees. In the event there is only one Administrative Trustee, any and all action of such Administrative Trustee shall be evidenced by a written consent of such Administrative Trustee.

SECTION 5.11 Delegation of Power.

         (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

         (b) The Administrative Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

Section 5.12 Merger, Conversion, Consolidation or Succession to Business.

         Any Person into which any Trustee (excluding any Administrative Trustee that is a natural person) may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of such Trustee, shall be the successor of such Trustee hereunder, provided that such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                   ARTICLE VI
                                  DISTRIBUTIONS

SECTION 6.1 Distributions.

         Each Holder shall receive Distributions in accordance with the terms of such Holder's Securities as set forth herein and in Annex I. If and to the extent that the Debenture Issuer makes a payment of interest (including Additional Interest (as defined in the Indenture)), premium and/or principal on the Debentures held by the Property Trustee or any other payments with respect to the Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders in accordance with the respective terms of the Securities held by them.

                                   ARTICLE VII
                             ISSUANCE OF SECURITIES

SECTION 7.1 General Provisions Regarding Securities.

         (a) The Administrative Trustees shall on behalf of the Trust issue one class of preferred securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Preferred Securities") and one class of common securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Common Securities"). The Trust shall issue no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities.

         (b) The Preferred Securities rank pari passu and payment thereon shall be made Pro Rata (as defined in Annex I hereto) with the Common Securities except that, where an Event of Default has occurred and is continuing, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Preferred Securities.

         (c) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

         (d) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable.

         (e) Every Person, by virtue of having become a Holder or a Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

         (f) At the Closing Time and on each Subsequent Closing Time, an Administrative Trustee, on behalf of the Trust, shall subscribe to and purchase from the Debenture Issuer, Debentures registered in the name of the Property Trustee on behalf of the Trust and having an aggregate principal amount equal to the aggregate Liquidation Amount of the Preferred Securities and Common Securities issued and sold on such date, and, in satisfaction of the purchase price for such Debentures, the Property Trustee, on behalf of the Trust, shall deliver to the Debenture Issuer the amount received on such date from the sale by the Trust of the Preferred Securities and Common Securities issued on such date.

SECTION 7.2 Execution and Authentication.

         (a) The Securities shall be signed on behalf of the Trust by one or more Administrative Trustees by manual or facsimile signature. In case any Administrative Trustee of the Trust who shall have signed any of the Securities shall cease to be such Administrative Trustee before the Securities so signed shall be delivered by the Trust, such Securities nevertheless may be delivered as though the person who signed such Securities had not ceased to be such Administrative Trustee; and any Securities may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be the Administrative Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such an Administrative Trustee.

         (b) A Common Security shall be valid upon execution by an Administrative Trustee by manual or facsimile signature without any act of the Property Trustee. A Preferred Security shall not be valid until authenticated by the manual signature of an authorized signatory of the Property Trustee, which signature shall be conclusive evidence that the Preferred Security has been authenticated under this Declaration.

         Upon a written order of the Trust signed by one Administrative Trustee, the Property Trustee shall authenticate the Preferred Securities for original issue. The aggregate number of Preferred Securities outstanding at any time shall not exceed the number set forth in Annex I hereto except as provided in
Section 7.6.

         The Property Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Preferred Securities. An authenticating agent may authenticate Preferred Securities whenever the Property Trustee may do so. Each reference in this Declaration to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee hereunder with respect to the Sponsor or an Affiliate.

SECTION 7.3 Form and Dating.

         The Preferred Securities and the Property Trustee's certificate of authentication shall be substantially in the form of Exhibit A-1 and the Common Securities shall be substantially in the form of Exhibit A-2, each of which is hereby incorporated in and expressly made a part of this Declaration. Certificates representing the Securities may be in definitive or global form and printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by the execution thereof by one or more of them. The Securities may have letters, CUSIP or other numbers, notations or other marks of identification or designation and such legends or endorsements required by law, stock exchange or quotation system rule, agreements to which the Trust is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Trust). The Trust at the direction of the Sponsor shall furnish any such legend not contained in Exhibit A-1 to the Property Trustee in writing. Each Preferred Security shall be dated the date of its authentication. The terms and provisions of the Securities set forth in Annex I and the forms of Securities set forth in Exhibits A-1 and A-2 are part of the terms of this Declaration and to the extent applicable, the Property Trustee, the Delaware Trustee, the Administrative Trustees and the Sponsor, by their execution and delivery of this Declaration, expressly agree to be bound thereby.

         (a) Global Securities. The Preferred Securities shall be issued in the form of one or more permanent global Securities in definitive, fully registered form without Distribution coupons with the appropriate global legends set forth in Exhibit A-1 hereto (a "Global Preferred Security"), which shall be deposited on behalf of the purchasers of the Preferred Securities represented thereby with the Property Trustee or the Registrar, at its New York office, as custodian for the Clearing Agency, and registered in the name of the Clearing Agency or a nominee of the Clearing Agency, duly executed by the Trust and authenticated by the Property Trustee as hereinafter provided. The number of Preferred Securities represented by the Global Preferred Security may from time to time be increased or decreased by adjustments made on the records of the Property Trustee and the Clearing Agency or its nominee as hereinafter provided.

         (b) Book-Entry Provisions. This Section 7.3(b) shall apply only to the Global Preferred Securities and such other Preferred Securities in global form as may be authorized by the Trust to be deposited with or on behalf of the Clearing Agency.

         The Trust shall execute and the Property Trustee shall, in accordance with this Section 7.3, authenticate and make available for delivery initially one or more Global Preferred Securities that (i) shall be registered in the name of Cede & Co. or other nominee of such Clearing Agency and (ii) shall be delivered by the Trustee to such Clearing Agency or pursuant to such Clearing Agency's written instructions or held by the Property Trustee or the Registrar as custodian for the Clearing Agency.

         Members of, or participants in, the Clearing Agency ("Participants") shall have no rights under this Declaration with respect to any Global Preferred Security held on their behalf by the Clearing Agency or by the Property Trustee or the Registrar as the custodian of the Clearing Agency or under such Global Preferred Security, and the Clearing Agency may be treated by the Trust, the Property Trustee and any agent of the Trust or the Property Trustee as the absolute owner of such Global Preferred Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Trust, the Property Trustee or any agent of the Trust or the Property Trustee from giving effect to any written certification, proxy or other authorization furnished by the Clearing Agency or impair, as between the Clearing Agency and its Participants, the operation of customary practices of such Clearing Agency governing the exercise of the rights of a holder of a beneficial interest in any Global Preferred Security.

         (c) Definitive Preferred Securities. Except as provided in Section 7.9, owners of beneficial interests in a Global Preferred Security will not be entitled to receive physical delivery of certificated Preferred Securities ("Definitive Preferred Securities").

SECTION 7.4 Registrar and Paying Agent.

         The Trust shall maintain in the Borough of Manhattan, The City of New York, (i) an office or agency where Preferred Securities may be presented for registration of transfer ("Registrar"), and (ii) an office or agency where Preferred Securities may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Preferred Securities and of their transfer. The Administrative Trustees may appoint the Registrar and Paying Agent and may appoint one or more co-registrars and one or more additional paying agents in such other locations as it shall determine. The term "Registrar" includes any additional registrar, the term "Paying Agent" includes any additional paying agent. The Administrative Trustees may change any Paying Agent or Registrar without prior notice to any Holder. The Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Property Trustee and the Sponsor. The Administrative Trustees shall notify the Property Trustee of the name and address of any Agent not a party to this Declaration. If the Administrative Trustees fail to appoint or maintain another entity as Registrar or Paying Agent, the Property Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent or Registrar. The Trust shall act as Paying Agent and Registrar for the Common Securities.

         The Trust initially appoints the Property Trustee as Registrar and Paying Agent for the Preferred Securities.

         The Registrar and Paying Agent shall be entitled to all of the rights, protections, immunities and indemnities afforded to the Property Trustee hereunder.



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

SECTION 7.5 Paying Agent to Hold Money in Trust.

         The Trust shall require each Paying Agent other than the Property Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Property Trustee all money held by the Paying Agent for the payment of Liquidation Amounts or Distributions on the Securities, and will notify the Property Trustee if there are insufficient funds for such purpose. While any such insufficiency continues, the Property Trustee may require a Paying Agent to pay all money held by it to the Property Trustee. The Trust at any time may require a Paying Agent to pay all money held by it to the Property Trustee and to account for any money disbursed by it. Upon payment over to the Property Trustee, the Paying Agent (if other than the Trust or an Affiliate of the Trust) shall have no further liability for the money. If the Trust or the Sponsor or an Affiliate of the Trust or the Sponsor acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.

SECTION 7.6 Replacement Securities.

         If the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken or if such Security is mutilated and is surrendered to the Trust or in the case of the Preferred Securities to the Property Trustee, the Trust shall issue and the Property Trustee shall authenticate a replacement Security if the Property Trustee's and the Trust's requirements, as the case may be, are met. An indemnity bond must be provided by the Holder which, in the judgment of the Property Trustee, is sufficient to protect the Trustees, the Sponsor or any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Trust may charge such holder for its expenses in replacing a Security.

SECTION 7.7 Outstanding Preferred Securities.

         The Preferred Securities outstanding at any time are all the Preferred Securities authenticated by the Property Trustee except for those canceled by it, those delivered to it for cancellation, and those described in this Section as not outstanding.

         If a Preferred Security is replaced pursuant to Section 7.6 hereof, it ceases to be outstanding unless the Property Trustee receives proof satisfactory to it that the replaced Preferred Security is held by a bona fide purchaser.

         If Preferred Securities are considered paid in accordance with the terms of this Declaration, they cease to be outstanding and Distributions on them shall cease to accumulate.

         Except as otherwise provided herein, a Preferred Security does not cease to be outstanding because one of the Trustees, the Sponsor or an Affiliate of the Sponsor holds the Security.

SECTION 7.8 Preferred Securities in Treasury.

         In determining whether the Holders of the required amount of Securities have concurred in any direction, waiver or consent, Preferred Securities owned by the Trust, the Sponsor or an Affiliate of the Sponsor, as the case may be, shall be disregarded and deemed not to be outstanding, except that for the purposes of determining whether the Property Trustee shall be fully protected in relying on any such direction, waiver or consent, only Securities which a Responsible Officer of the Property Trustee actually knows are so owned shall be so disregarded.

SECTION 7.9 Temporary Securities; Certificated Securities.

         (a) Until Definitive Securities are ready for delivery, the Trust may prepare and, in the case of the Preferred Securities, the Property Trustee shall authenticate, temporary Securities. Temporary Securities shall be substantially in the form of Definitive Securities but may have variations that the Trust considers appropriate for temporary Securities. Without unreasonable delay, the Administrative Trustees shall prepare and, in the case of the Preferred Securities, the Property Trustee shall authenticate, Definitive Securities in exchange for temporary Securities.

         (b) A Global Preferred Security deposited with the Clearing Agency or with the Property Trustee or the Registrar as custodian for the Clearing Agency pursuant to Section 7.3 shall be transferred to the beneficial owners thereof in the form of certificated Preferred Securities only if (i) the Clearing Agency notifies the Company that it is unwilling or unable to continue as Clearing Agency for such Global Preferred Security or if at any time such Clearing Agency ceases to be a "clearing agency" registered under the Exchange Act and a clearing agency is not appointed by the Administrative Trustees within 90 days of such notice, or (ii) the Administrative Trustees in their sole discretion elect to cause the issuance of certificated Preferred Securities.

         (c) Any Global Preferred Security that is transferable to the beneficial owners thereof in the form of certificated Preferred Securities pursuant to this Section 7.9 shall be surrendered by the Clearing Agency to the Property Trustee located in the Borough of Manhattan, The City of New York, to be so transferred, in whole or from time to time in part, without charge, and the Property Trustee shall authenticate and make available for delivery, upon such transfer of each portion of such Global Preferred Security, an equal aggregate Liquidation Amount of Securities of authorized denominations in the form of certificated Preferred Securities. Any portion of a Global Preferred Security transferred pursuant to this Section shall be registered in such names as the Clearing Agency shall direct.

         (d) Subject to the provisions of Section 7.9(c), the Holder of a Global Preferred Security may grant proxies and otherwise authorize any Person, including Participants and Persons that may hold interests through Participants, to take any action which such Holder is entitled to take under this Declaration or the Securities.

         (e) In the event of the occurrence of any of the events specified in
Section 7.9(b), the Trust will promptly make available to the Property Trustee or the Registrar a reasonable supply of certificated Preferred Securities in fully registered form without distribution coupons.

SECTION 7.10 Cancellation.

         The Administrative Trustees at any time may deliver the Securities to the Property Trustee for cancellation. The Registrar and Paying Agent shall forward to the Property Trustee any Securities surrendered to them for registration of transfer, redemption, exchange or payment. The Property Trustee shall promptly cancel all Securities surrendered for registration of transfer, redemption, exchange, payment, replacement or cancellation and shall dispose of canceled Securities as the Administrative Trustees direct, provided that the Property Trustee shall not be obligated to destroy Preferred Securities. The Trust may not issue new Preferred Securities to replace Preferred Securities that it has paid or redeemed or that have been delivered to the Property Trustee for cancellation.

SECTION 7.11 CUSIP Numbers.

         The Trust in issuing the Preferred Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Property Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders of Preferred Securities; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Preferred Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Preferred Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Sponsor will promptly notify the Property Trustee of any change in the CUSIP numbers.

                                  ARTICLE VIII
                              DISSOLUTION OF TRUST

SECTION 8.1 Dissolution of Trust.

         (a) The Trust shall automatically be dissolved and its affairs wound up upon the earliest to occur of the following events:

                  (i) the bankruptcy of the Sponsor;

                  (ii) the filing of a certificate of dissolution or liquidation or its equivalent with respect to the Sponsor, upon the dissolution of the Trust after having obtained the consent of at least a Majority in Liquidation Amount of the Securities voting together as a class to dissolve the Trust, or the revocation of the Sponsor's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

                  (iii) the distribution, after satisfaction of the liabilities of the Trust to the creditors of the Trust, of a Like Amount of the Debentures to the Holders of the Securities pursuant to the terms thereof upon receipt of a written direction from the Sponsor (which shall be at its sole discretion) while the Debentures are outstanding requiring the Trustees to dissolve the Trust and distribute a Like Amount of the Debentures to Holders of the Securities;

                  (iv) the entry of a decree of judicial dissolution of the Trust by a court of competent jurisdiction;

                  (v) when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall, after satisfaction of the liabilities of the Trust to the creditors of the Trust, have been paid to the Holders in accordance with the terms of the Securities;

                  (vi) the expiration of the term of the Trust provided in
         Section 3.14; or

                  (vii) before the issuance of any Securities, with the consent of the Administrative Trustees and the Sponsor.

         (b) As soon as is practicable upon completion of winding up of the Trust following the occurrence of an event referred to in Section 8.1(a) and after satisfaction of all liabilities to creditors of the Trust, the Administrative Trustees shall terminate the Trust by filing a certificate of cancellation with the Secretary of State of the State of Delaware in accordance with the Business Trust Act.

         (c) The provisions of Section 3.9 and Article X shall survive the termination of the Trust.



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

                                   ARTICLE IX
                              TRANSFER OF INTERESTS

SECTION 9.1 Transfer of Securities.

         (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. To the fullest extent permitted by law, any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

         (b) Subject to this Article IX, Preferred Securities shall be freely transferable.

         (c) The Sponsor may not transfer the Common Securities except to an Affiliate of the Sponsor and except pursuant to any merger, consolidation, sale of all or substantially all of its assets or other transaction permitted pursuant to Article VIII of the Indenture.

         (d) The Administrative Trustees shall provide for the registration of Securities and of the transfer of Securities, which will be effected without charge but only upon payment (with such indemnity as the Trustees may require) in respect of any tax or other governmental charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Securities, the Trustees shall cause one or more new Securities to be issued in the name of the designated transferee or transferees. Every Security surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Administrative Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Security surrendered for registration of transfer shall be canceled by the Administrative Trustees. A transferee of a Security shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Security. By acceptance of a Security, each transferee shall be deemed to have agreed to be bound by this Declaration.

SECTION 9.2 Deemed Security Holders.

         The Trust, the Trustees, the Paying Agent and the Registrar may treat the Person in whose name any Security shall be registered on the books and records of the Trust as the sole owner of such Security for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Security on the part of any Person, whether or not the Trust, the Trustees, the Paying Agent or the Registrar shall have actual or other notice thereof.

SECTION 9.3 Book-Entry Interests.

         Global Preferred Securities shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of the Clearing Agency, and no Preferred Security Beneficial Owner will receive a definitive Preferred Security Certificate representing such Preferred Security Beneficial Owner's interests in such Global Preferred Securities, except as provided in
Section 7.9. Unless and until definitive, fully registered Preferred Securities certificates have been issued to the Preferred Security Beneficial Owners pursuant to Section 7.9:

         (a) the provisions of this Section 9.3 shall be in full force and effect;

         (b) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Preferred Securities and receiving approvals, votes or consents hereunder) as the Holder of the Preferred Securities and the sole holder of the Global Preferred Security Certificates and shall have no obligation to the Preferred Security Beneficial Owners;

         (c) to the extent that the provisions of this Section 9.3 conflict with any other provisions of this Declaration, the provisions of this Section 9.3 shall control; and

         (d) the rights of the Preferred Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Preferred Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants, including receiving and transmitting payments of Distributions on the Global Preferred Securities to such Clearing Agency Participants; provided, that solely for the purposes of determining whether the Holders of the requisite amount of Preferred Securities have voted on any matter provided for in this Declaration, so long as any Global Preferred Securities remain outstanding, the Trustees may conclusively rely on, and shall be protected in relying on, any written instrument (including a proxy) delivered to the Trustees by the Clearing Agency setting forth the Preferred Security Beneficial Owners' votes or assigning the right to vote on any matter to any other Persons either in whole or in part.

SECTION 9.4 Notices to Clearing Agency.

         Whenever a notice or other communication to the Preferred Security Holders is required under this Declaration, the Trustees shall give all such notices and communications specified herein to be given to the Holders of Global Preferred Securities to the Clearing Agency, and shall have no notice obligations to the Preferred Security Beneficial Owners.

SECTION 9.5 Appointment of Successor Clearing Agency.

         If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Preferred Securities, the Administrative Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Preferred Securities.

                                    ARTICLE X
                           LIMITATION OF LIABILITY OF
                    HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

SECTION 10.1 Liability.

         (a) Except as expressly set forth in this Declaration, the Preferred Securities Guarantee and the terms of the Securities, the Sponsor shall not be:

                  (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities, which shall be made solely from assets of the Trust; or

                  (ii) required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

         (b) The Sponsor shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

         (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Preferred Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

SECTION 10.2 Exculpation.

         (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (or, in the case of the Property Trustee, negligence) or willful misconduct with respect to such acts or omissions.

         (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

SECTION 10.3 Fiduciary Duty.

         (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

         (b) Unless otherwise expressly provided herein:

                  (i) whenever a conflict of interest exists or arises between any Covered Person and any Indemnified Person; or

                  (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, each Covered Person or Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

         (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

                  (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                  (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

SECTION 10.4 Indemnification and Expenses.

                  (a) (i) The Sponsor shall indemnify, to the full extent permitted by law, any Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was an Indemnified Person against expenses (including attorneys' fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                  (ii) The Sponsor shall indemnify, to the full extent permitted by law, any Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was an Indemnified Person against expenses (including attorneys' fees and expenses) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

                  (iii) To the extent that an Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a), or in defense of any claim, issue or matter therein, he shall be indemnified, to the full extent permitted by law, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

                  (iv) Any indemnification of an Administrative Trustee under paragraphs (i) and (ii) of this Section 10.4(a) (unless ordered by a court) shall be made by the Sponsor only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and
         (ii). Such determination shall be made (1) by the Administrative Trustees by a majority vote of a Quorum consisting of such Administrative Trustees who were not parties to such action, suit or proceeding, (2) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Common Security Holder of the Trust.

                  (v) Expenses (including attorneys' fees and expenses) incurred by an Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs
         (i) and (ii) of this Section 10.4(a) shall be paid by the Sponsor in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Sponsor as authorized in this Section 10.4(a). Notwithstanding the foregoing, no advance shall be made by the Sponsor if a determination is reasonably and promptly made (i) by the Administrative Trustees by a majority vote of a Quorum of disinterested Administrative Trustees, (ii) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion or (iii) the Common Security Holder of the Trust, that, based upon the facts known to the Administrative Trustees, counsel or the Common Security Holder, as the case may be, at the time such determination is made, such Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Administrative Trustees, independent legal counsel or Common Security Holder reasonably determine that such Person deliberately breached his duty to the Trust or its Common or Preferred Security Holders.

                  (vi) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 10.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Sponsor or Preferred Security Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 10.4(a) shall be deemed to be provided by a contract between the Sponsor and each Indemnified Person who serves in such capacity at any time while this Section 10.4(a) is in effect. Any repeal or modification of this Section 10.4(a) shall not affect any rights or obligations then existing.

                  (vii) The Sponsor or the Trust may purchase and maintain insurance on behalf of any Person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Sponsor would have the power to indemnify him against such liability under the provisions of this Section 10.4(a).

                  (viii) For purposes of this Section 10.4(a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any Person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

                  (ix) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 10.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a Person who has ceased to be an Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a Person.

         (b) To the fullest extent permitted by law, the Sponsor agrees to indemnify the (i) Property Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Property Trustee and the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Property Trustee and the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a "Trustee Indemnified Person") for, and to hold each Trustee Indemnified Person harmless against, any and all loss, liability, damage, claim or expense including taxes (other than taxes based on the income of such Trustee Indemnified Person) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this
Section 10.4(b) shall survive the satisfaction and discharge of this Declaration or the earlier resignation or removal of such Trustee Indemnified Person.

         (c) The Sponsor agrees to pay to the Trustees from time to time reasonable compensation for all services rendered by them hereunder and, except as otherwise expressly provided herein, to reimburse the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Declaration (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith.

SECTION 10.5 Outside Businesses.

         Any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee, subject to Section 5.3(c), may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee, or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.



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

                                   ARTICLE XI
                                   ACCOUNTING

SECTION 11.1 Fiscal Year.

         The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

SECTION 11.2 Certain Accounting Matters.

         (a) At all times during the existence of the Trust, the Administrative Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Administrative Trustees.

         (b) The Administrative Trustees shall cause to be prepared and delivered to each of the Holders of Securities, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss.

         (c) The Administrative Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities, any annual United States federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Administrative Trustees shall endeavor to deliver all such information statements within 30 days after the end of each Fiscal Year of the Trust.

         (d) The Administrative Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Administrative Trustees on behalf of the Trust with any state or local taxing authority.

SECTION 11.3 Banking.

         The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Trustee Account and no other funds of the Trust shall be deposited in the Property Trustee Account. The sole signatories for such accounts shall be designated by the Administrative Trustees; provided, however, that the Property Trustee shall designate the signatories for the Property Trustee Account.

SECTION 11.4 Withholding.

         The Administrative Trustees on behalf of the Trust shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Administrative Trustees on behalf of the Trust shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to Distributions or allocations to any Holder, the amount withheld shall be deemed to be a Distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.

                                   ARTICLE XII
                             AMENDMENTS AND MEETINGS

SECTION 12.1 Amendments.

         (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument executed by the Administrative Trustees (or if there are more than two Administrative Trustees, a majority of them) together with:

                  (i) if the amendment affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee;

                  (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee; and

                  (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Sponsor, the Sponsor.

         (b) No amendment shall be made, and any such purported amendment shall be void and ineffective:

                  (i) unless, in the case of any proposed amendment, the Property Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);

                  (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee shall have first received:

                           (A) an Officers' Certificate from each of the Trust
                  and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                           (B) an opinion of counsel (who may be counsel to the
                  Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities),

provided, however, that the Property Trustee shall not be required to sign any such amendment; or

                  (iii) to the extent the result of such amendment would be to:

                           (A) cause the Trust to fail to continue to be
                  classified for purposes of United States federal income taxation as a grantor trust;

                           (B) reduce or otherwise adversely affect the rights,
                  powers, duties or immunities of the Property Trustee in contravention of the Trust Indenture Act; or

                           (C) cause the Trust to be deemed to be an Investment
                  Company required to be registered under the Investment Company Act.

         (c) After the Trust has issued any Securities that remain outstanding, any amendment that would materially adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities.

         (d) Section 10.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities.

         (e) Article IV shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities.

         (f) The rights of the Holders of the Common Securities under Article V to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities.

         (g) Notwithstanding Section 12.1(c), this Declaration may be amended without the consent of the Holders of the Securities to:

                  (i) cure any ambiguity, correct or supplement any provision in this Declaration that may be inconsistent with any other provision of this Declaration or to make any other provisions with respect to matters or questions arising under this Declaration which shall not be inconsistent with the other provisions of the Declaration;

                  (ii) add to the covenants, restrictions or obligations of the Sponsor; and

                  (iii) modify, eliminate or add to any provisions of the Declaration to such extent as shall be necessary to ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust at all times that any Securities are outstanding or to ensure that the Trust will not be required to register as an Investment Company under the Investment Company Act;

provided that no such amendment may be made pursuant to this Section 12.1(g) that adversely affects the Holders of the Preferred Securities in any material respect.

SECTION 12.2 Meetings of the Holders of Securities; Action by Written Consent.

                  (a) Meetings of the Holders of any class of Securities may be called at any time by the Administrative Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading. The Administrative Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in Liquidation Amount of such class of Securities. Such direction shall be given by delivering to the Administrative Trustees one or more notices in writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Security certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

         (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of
Securities:

                  (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least seven days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in Liquidation Amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Administrative Trustees may specify that any written ballot submitted to the Security Holder for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Administrative Trustees;

                  (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

                  (iii) each meeting of the Holders of the Securities shall be conducted by the Administrative Trustees or by such other Person that the Administrative Trustees may designate; and

                  (iv) unless the Business Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Preferred Securities are at the time listed or trading, otherwise provides, the Administrative Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, Quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                  ARTICLE XIII
                       REPRESENTATIONS OF PROPERTY TRUSTEE
                              AND DELAWARE TRUSTEE

SECTION 13.1 Representations and Warranties of Property Trustee.

         The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

         (a) The Property Trustee is a national banking association or a bank or trust company, duly organized, validly existing and in good standing under the laws of the United States or a State of the United States, as the case may be, with corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

         (b) The execution, delivery and performance by the Property Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee. The Declaration has been duly executed and delivered by the Property Trustee and constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

         (c) The execution, delivery and performance of this Declaration by the Property Trustee does not conflict with or constitute a breach of the charter or by-laws of the Property Trustee; and

         (d) No consent, approval or authorization of, or registration with or notice to, any federal or New York State banking authority is required for the execution, delivery or performance by the Property Trustee of this Declaration.

SECTION 13.2 Representations and Warranties of Delaware Trustee.

         The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

         (a) The Delaware Trustee is a Delaware banking corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration and has its principal place of business in the State of Delaware;

         (b) The execution, delivery and performance by the Delaware Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee. This Declaration has been duly executed and delivered by the Delaware Trustee and constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

         (c) No consent, approval or authorization of, or registration with or notice to, any Delaware banking authority is required for the execution, delivery or performance by the Delaware Trustee of this Declaration; and

         (d) The Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware, and is a person that satisfies the requirements of Section 3807(a) of the Business Trust Act.

                                   ARTICLE XIV
                                  MISCELLANEOUS

SECTION 14.1 Notices.

         All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

         (a) if given to the Trust, in care of the Administrative Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities):

                           American General Capital II
                           c/o American General Corporation
                           2929 Allen Parkway
                           Houston, Texas 77019
                           Attention:  Treasury Department
                           Telecopy:  (713) 522-3487

         (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as Delaware Trustee may give notice of to the Holders of the Securities):

                           Bankers Trust (Delaware)
                           E. A. Delle Donne Corporate Center
                           Montgomery Building
                           1011 Centre Road, Suite 200
                           Wilmington, Delaware 19805-1266
                           Attention:  M. Lisa Wilkins
                           Telecopy: (302) 636-3222

         (c) if given to the Property Trustee, at the Property Trustee's mailing address set forth below (or such other address as the Property Trustee may give notice of to the Holders of the Securities):

                           Bankers Trust Company
                           Four Albany Street
                           New York, New York 10006
                           Attention:  Corporate Trust and Agency Services -
                                       Corporate Market Services
                           Telecopy:  (212) 250-6961

         (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

                           American General Corporation
                           2929 Allen Parkway
                           Houston, Texas 77019
                           Attention:  Treasury Department
                           Telecopy:  (713) 522-3487

         (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

         All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

SECTION 14.2 Governing Law.

         This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws. The provisions of Sections 3540 and 3561 of Title 12 of the Delaware Code shall not apply to this Trust.

SECTION 14.3 Intention of the Parties.

         It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

SECTION 14.4 Headings.

         Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

SECTION 14.5 Successors and Assigns.

         Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether or not so expressed.

SECTION 14.6 Partial Enforceability.

         If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

SECTION 14.7 Counterparts.

         This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees and the Sponsor to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

                  IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.


                                      ------------------------------------------
                                      Nicholas R. Rasmussen
                                      not in his individual capacity but
                                      solely as Administrative Trustee


                                      ------------------------------------------
                                      C. Jeffrey Gay
                                      not in his individual capacity but
                                      solely as Administrative Trustee


                                      ------------------------------------------
                                      Gregory N. Picard
                                      not in his individual capacity but
                                      solely as Administrative Trustee


                                      BANKERS TRUST (DELAWARE)
                                      not in its individual capacity but solely
                                        as Delaware Trustee


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------


                                      BANKERS TRUST COMPANY
                                      not in its individual capacity but solely
                                        as Property Trustee


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------



                                      AMERICAN GENERAL CORPORATION,
                                      as Sponsor


                                      By:
                                         ---------------------------------------
                                         Nicholas R. Rasmussen
                                         Executive Vice President,
                                         Chief Financial Officer and Treasurer

                                     ANNEX I

                                    TERMS OF
                  8 1/2% CAPITAL TRUST PASS-THROUGH SECURITIES
                            8 1/2% COMMON SECURITIES

         Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of June 27, 2000 (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities and the Common Securities (collectively, the "Securities") are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in such Declaration, as defined in the Indenture):

         1. Designation and Number.

                  (a) Preferred Securities. 300,000 Preferred Securities of the Trust, with an aggregate Liquidation Amount with respect to the assets of the Trust of THREE HUNDRED MILLION dollars ($300,000,000), and with a Liquidation Amount with respect to the assets of the Trust of $1,000 per security, are hereby designated for the purposes of identification only as "8 1/2% Capital Trust Pass-through Securities" (the "Preferred Securities"), provided that the authorized number and aggregate Liquidation Amount of such Preferred Securities may be increased from time to time by notice filed by the Administrative Trustees with the Property Trustee to provide for any sale of Preferred Securities at a Subsequent Closing Time in accordance with Section 3.6(a) of the Declaration. The certificates evidencing the Preferred Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange or quotation system on which the Preferred Securities are listed or quoted.

                  (b) Common Securities. 9,279 Common Securities of the Trust with an aggregate Liquidation Amount with respect to the assets of the Trust of NINE MILLION TWO HUNDRED SEVENTY-NINE THOUSAND dollars ($9,279,000) and a Liquidation Amount with respect to the assets of the Trust of $1,000 per Security, are hereby designated for the purposes of identification only as "8 1/2% Common Securities" (the "Common Securities"), provided that the authorized number and aggregate Liquidation Amount of such Common Securities may be increased from time to time by notice filed by the Administrative Trustees with the Property Trustee to provide for any sale of Common Securities at a Subsequent Closing Time in accordance with Section 3.6(a) of the Declaration. The certificates evidencing the Common Securities shall be substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

         2. Distributions.

                  (a) Distributions payable on each Security will be fixed at a rate per annum of 8 1/2% (the "Coupon Rate") of the Liquidation Amount of $1,000 per Security (the "Liquidation Amount"), such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one semiannual period will bear additional distributions thereon compounded semiannually at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions", as used herein, includes any such additional distributions unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds on hand legally available therefor.

                  (b) Distributions on the Securities will be cumulative, will accumulate from the most recent date to which Distributions have been paid or, if no Distributions have been paid, from and including June 27, 2000, to but excluding the related Distribution Date (as defined below) or the date of redemption, and will be payable semiannually in arrears on January 1 and July 1 of each year, commencing on January 1, 2001, except as otherwise described below. The amount of Distributions payable for any period will be computed on the basis of a 360-day year consisting of twelve 30-day months and for any period of less than a full calendar month on the basis of the actual number of days elapsed in such month. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date shall be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date such payment was originally payable (each date on which Distributions are payable in accordance with the foregoing, a "Distribution Date").

                  So long as no Event of Default (as defined in the Indenture) has occurred and is continuing, the Debenture Issuer has the right under the Indenture to defer the payment of interest on the Debentures by extending the interest payment period at any time and from time to time for a period not exceeding 10 consecutive semiannual periods, including the first such semiannual period during such period (each an "Extension Period"), provided that no Extension Period shall extend beyond the Maturity of the Debentures. Distributions will be deferred during any Extension Period. Notwithstanding such deferral, Distributions to which holders of Securities are entitled shall continue to accumulate additional Distributions thereon (to the extent permitted by applicable law but not at a rate greater than the rate at which interest is then accruing on the Debentures) at the Coupon Rate compounded semiannually from the relevant Distribution Dates during any Extension Period. Prior to the expiration of any Extension Period, the Debenture Issuer may further defer payments of interest by further extending such Extension Period; provided that such Extension Period, together with all previous and further extensions, if any, within such Extension Period, may not exceed 10 consecutive semiannual periods, including the first semiannual period during such Extension Period, or extend beyond the Maturity of the Debentures. Upon the expiration of any Extension Period (or any extension thereof) and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements. Payments of Distributions that have accumulated but not been paid during any Extension Period will be payable to Holders as they appear on the books and records of the Trust on the record date for the first scheduled Distribution Date following the expiration of such Extension Period and prior to the commencement of any new Extension Period. As long as the Debentures are held by the Property Trustee, the Debenture Issuer must give the Property Trustee, the Administrative Trustees and the Debenture Trustee notice of its election of any Extension Period or any extension thereof at least five Business Days prior to the earlier of (i) the date the Distributions on the Preferred Securities would have been payable except for the election to begin or extend such Extension Period and
         (ii) the date the Administrative Trustees are required to give notice to any securities exchange on which the Preferred Securities are listed (or any other applicable self regulatory organization) or to Holders of the Preferred Securities of the record date or the date such Distributions are payable. If the Property Trustee is not the sole holder of the Debentures, the Debenture Issuer is required to give the holders of the Debentures and the Debenture Trustee written notice of its election of an Extension Period at least 10 Business days before the earlier of (i) the next succeeding interest payment date on the Debentures, or (ii) the date on which the Debenture Issuer is required to give notice of the record or payment date of such interest payment to any national securities exchange. There is no limitation on the number of times that the Debenture Issuer may elect to begin an Extension Period.

                  (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the record dates, which shall be the Business Day prior to the relevant Distribution date as long as the Preferred Securities are held in global form by a Clearing Agency, and the 15th day of the last month in each semiannual distribution period (even if not a Business Day) if the Preferred Securities are issued in certificated form. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect of the Preferred Securities will be made as follows: (i) if the Preferred Securities are held in global form by a Clearing Agency (or its nominee), in accordance with the procedures of the Clearing Agency; and (ii) if the Preferred Securities are held in definitive form, by check mailed to the address of the Holder thereof as reflected in the records of the Registrar unless otherwise agreed by the Trust. The relevant record dates for the Common Securities shall be the same as the record dates for the Preferred Securities. Distributions payable on any Securities that are not punctually paid on any Distribution Date will cease to be payable to the Holder on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture.

                  (d) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities.

         3. Liquidation Distribution Upon Dissolution.

         The Sponsor will have the right at any time to dissolve the Trust and cause the Debentures to be distributed to the Holders of the Trust Securities in Liquidation of the Trust.

         In the event of any dissolution of the Trust pursuant to Sections 8.1(a)(i), (ii), (iv) or (vi) of the Declaration, the Trust shall be liquidated by the Administrative Trustees as expeditiously as the Administrative Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to the Holders of the Securities a Like Amount (as defined below) of the Debentures, unless such Distribution is determined by the Property Trustee not to be practicable, in which event such Holders will be entitled to receive out of the assets of the Trust legally available for Distribution to Holders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the aggregate of the Liquidation Amount of $1,000 per Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution").

         "Like Amount" means (i) with respect to a redemption of the Securities, Securities having a Liquidation Amount equal to the principal amount of Debentures to be paid in accordance with their terms and (ii) with respect to a distribution of Debentures upon the dissolution of the Trust, Debentures having a principal amount equal to the Liquidation Amount of the Securities of the Holder to whom such Debentures are distributed.

         On and from the date fixed by the Administrative Trustees for any distribution of Debentures upon dissolution of the Trust: (i) the Securities will no longer be deemed to be outstanding; (ii) the Clearing Agency or its nominee, as the Holder of the Securities, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution; and (iii) any Securities not held by the Clearing Agency or its nominee will be deemed to represent beneficial interests in a Like Amount of Debentures, and bearing accrued and unpaid interest in an amount equal to the accumulated and unpaid

Distributions on such Securities, until such Securities are presented to the Registrar or its agent for cancellation, whereupon the Debenture Issuer will issue, and the Debenture Trustee will authenticate, a certificate representing such Debentures.

         If, upon any such liquidation, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets on hand legally available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis.

         4. Redemption and Distribution.

                  (a) Upon the repayment of the Debentures on the Maturity Date thereof or the date of earlier redemption thereof prior thereto in accordance with their terms, the proceeds from such repayment or redemption shall be simultaneously applied by the Property Trustee (subject to the Property Trustee having received notice no later than 30 days prior to such repayment or redemption) to redeem a Like Amount of the Securities, on a Pro Rata basis in accordance with Section 9 hereof, at the redemption price specified below (the "Redemption Price"), plus accumulated and unpaid Distributions thereon, if any, to the date of redemption.

                  (b) The Redemption Price per Security shall be equal to (i) in the case of a redemption of the Securities upon the repayment of the Debentures at the Maturity Date thereof, the Liquidation Amount, and
         (ii) in the case of a redemption of the Securities upon the earlier redemption of the Debentures, the redemption price applicable to $1,000 principal amount of Debentures being so redeemed in accordance with their terms.

                  The Debentures may be redeemed by the Debenture Issuer before their Maturity Date (i) in whole but not in part within 90 days following the occurrence of a Tax Event or an Investment Company Event (each, a "Special Event"), (ii) in whole or in part on one or more occasions at any time. The redemption price for the Debentures is equal to the greater of (1) 100% of the principal amount of the Debentures to be redeemed or (2) the sum, as determined by the Quotation Agent, of the present values of the principal amount of the Debentures to be redeemed and the remaining scheduled payments of interest thereon from the redemption date to July 1, 2030 (the "Remaining Life"), discounted from their respective scheduled payment dates to the redemption date on a semi-annual basis (assuming a 360-day year consisting of 30-day months) at the Adjusted Treasury Rate. In either case, holders of redeemed Debentures will also receive accrued and unpaid interest thereon to the date of redemption.

                  "Adjusted Treasury Rate" means (a) with respect to a redemption of Debentures in whole but not in part effected within 90 days following the occurrence of a Special Event, the Treasury Rate plus .50%, or (b) in the case of any other redemption of Debentures, the Treasury Rate plus .25%.

                  "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the Remaining Life of the Debentures to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity with the Remaining Life of the Debentures. If no United States Treasury security has a maturity which is within a period from three months before to three months after the Remaining Life, the two most closely corresponding United States Treasury securities shall be used as the Comparable Treasury Issue, and the Treasury Rate shall be interpolated or extrapolated on a straight-line basis, rounding to the nearest month using such securities.

                  "Comparable"Treasury Price" means, with respect to any redemption date, (1) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (2) if such release (or any successor release) is not published or does not contain such prices on such Business Day, (a) the average of the five Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (b) if the Debenture Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such quotations.

                  "Investment Company Event" means that the Administrative Trustees shall have received an opinion of an independent counsel experienced in practice under the Investment Company Act to the effect that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), there is more than an insubstantial risk that the Trust is or will be considered an "Investment Company" that is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after June 22, 2000. For the purpose of the preceding sentence, "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

                  "Quotation Agent" means Salomon Smith Barney Inc. and its successors; provided, however, that if the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Debenture Trustee shall substitute therefor another Primary Treasury Dealer after consultation with the Debenture Issuer.

                  "Reference Treasury Dealer" means: (1) the Quotation Agent; and (2) any other Primary Treasury Dealer selected by the Debenture Trustee.

                  "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Debenture Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Debenture Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

                  "Tax Event" means that the Administrative Trustees shall have received an opinion of an independent tax counsel experienced in such matters to the effect that, as a result of (i) any amendment to, or change (including any announced proposed change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority affecting taxation, or (ii) any official or administrative pronouncement or action or judicial decision, interpreting or applying such laws or regulations, which amendment or change becomes effective or such pronouncement, action or decision is announced or occurs on or after June 22, 2000, there is more than an insubstantial risk that (A) the Trust is or, within 90 days of the date of such opinion, would be subject to United States federal income tax with respect to interest accrued or received on the Debentures, (B) interest payable by the Debenture Issuer on the Debentures is not or, within 90 days of the date of such opinion, would not be deductible, in whole or in part, by the Debenture Issuer for United States federal income tax purposes, or (C) the Trust is or, within 90 days of the date of such opinion, would be, subject to more than a de minimis amount of other taxes, duties, assessments or other governmental charges.

                  "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to (1) the yield, under the heading which represents the average for the immediately prior week, appearing in the most recently published statistical release designated "H.15 (519)" or any successor publication which is published weekly by the Federal Reserve Board and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Remaining Life (if no maturity is within three months before or after the Remaining Life, yields for the two published maturities most closely corresponding to the Remaining Life shall be interpolated and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis rounding to the nearest month) or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date, in each case calculated on the third Business Day preceding the redemption date.

                  (c) The Trust may not redeem fewer than all the outstanding Securities unless all accumulated and unpaid Distributions have been paid on all Securities for all Distribution periods that expire on or before the date of redemption.

                  (d) The procedure with respect to redemptions or distributions of Debentures shall be as follows:

                           (i) Notice of any redemption of, or notice of
                  distribution of Debentures in exchange for, the Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for repayment or redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 4(d)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

                           (ii) In the event that fewer than all the outstanding
                  Securities are to be redeemed, the Securities to be redeemed shall be redeemed Pro Rata from each Holder of Securities, it being understood that, in respect of Preferred Securities registered in the name of and held of record by a Clearing Agency or its nominee, the distribution of the proceeds of such redemption will be made to the Clearing Agency or its nominee and disbursed by such Clearing Agency in accordance with the procedures applied by such agency or nominee.

                           (iii) If Securities are to be redeemed and the Trust
                  gives a Redemption/Distribution Notice, such notice shall be irrevocable and (A) with respect to Preferred Securities registered in the name of or held of record by a Clearing Agency or its nominee, by 12:00 noon, New York City time, on the redemption date, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related maturity or redemption of the Debentures by 10:00 a.m., New York City time, on the Maturity Date or the date of redemption, as the case may be, the Property Trustee or the

                  Paying Agent will pay to the Clearing Agency or its nominee funds sufficient to pay the Redemption Price with respect to such Preferred Securities, and (B) with respect to Preferred Securities issued in certificated form and Common Securities, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related maturity or redemption of the Debentures, the Property Trustee or the Paying Agent will pay the Redemption Price to the Holders of such Securities against presentation to the Registrar of the certificates therefor. If a Redemption/Distribution Notice shall have been given and funds deposited with the Property Trustee to pay the Redemption Price (including all unpaid Distributions) with respect to the Securities called for redemption, then immediately prior to the close of business on the redemption date, Distributions will cease to accumulate on the Securities so called for redemption and all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price, and such Securities shall cease to be outstanding.

                           (iv) Payment of accumulated and unpaid Distributions
                  on the redemption date of any Securities will be subject to the rights of Holders of such Securities on the close of business on a regular record date in respect of a Distribution Date occurring on or prior to such Redemption Date.

                           (v) Neither the Administrative Trustees nor the Trust
                  shall be required to register or cause to be registered the transfer of (A) any Securities beginning on the opening of business 15 days before the day of mailing of a Redemption/Distribution Notice or (B) any Securities selected for redemption (except the unredeemed portion of any Security being redeemed). If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid on the date fixed for redemption, either by the Property Trustee or the Paying Agent or by the Sponsor as guarantor pursuant to the Preferred Securities Guarantee, then (A) Distributions on such Securities will continue to accumulate from such redemption date to the actual date of payment, and
                  (B) the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

                           (vi) Subject to the foregoing and applicable law
                  (including, without limitation, United States federal securities laws), the Sponsor or any of its Affiliates may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

         5. [Intentionally Omitted]

         6. Voting Rights - Preferred Securities.

                  (a) Except as provided under Sections 6(b) and 8 and as otherwise required by law and the Declaration, the Holders of the Preferred Securities will have no voting rights.

                  (b) Subject to the requirements set forth in this paragraph, the Holders of a Majority in Liquidation Amount of the Preferred Securities, voting separately as a class, may direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or direct the exercise of any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee, as Holder of the Debentures, to (i) exercise the remedies available under the Indenture with respect to the Debentures,
         (ii) waive any past default and its consequences that are waivable under the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent would be required; provided that where a consent or action under the Indenture would require the consent or act of the Holders of greater than a majority in principal amount of Debentures affected thereby (a "Super Majority"), the Property Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Preferred Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. In addition, if the consent of the Property Trustee, as holder of the Debentures, is required in connection with any amendment, modification or termination of the Indenture or the Debentures, the Property Trustee will request the direction of the Holders of the Preferred Securities and shall vote with respect to such amendment, modification or termination as directed by Holders of a Majority in Liquidation Amount of the Preferred Securities voting together as a single class, provided that where a consent or action under the Indenture would require the consent or act of a Super Majority, the Property Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Preferred Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. The Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. The Property Trustee shall notify each Holder of Preferred Securities of any written notice of default received from the Indenture Trustee with respect to the Debentures. Other than with respect to directing the time, method and place of conducting a proceeding for any remedy available to the Property Trustee or the Debenture Trustee as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the Preferred Securities under this paragraph unless the Property Trustee has obtained an opinion of independent tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as an association taxable as a corporation on account of such action.

                  If an Event of Default under the Declaration has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay principal of or premium, if any, or interest on the Debentures on any due date (including any Interest Payment Date or redemption date or the Maturity), then a Holder of Preferred Securities may directly institute a legal proceeding against the Debenture Issuer for enforcement of payment to such Holder of the principal of or premium, if any, or interest on a Like Amount of Debentures (a "Direct Action") on or after the respective due date specified in the Debentures. In connection with such Direct Action, the Holders of the Common Securities will be subrogated to such Holder of Preferred Securities to the extent of any payment made by the Debenture Issuer to such Holder of Preferred Securities in such Direct Action. Except as provided in this paragraph, the Holders of Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

                  Any approval or direction of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities or pursuant to written consent. The Property Trustee will cause a notice of any meeting at which Holders of Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought, and (iii) instructions for the delivery of proxies or consent.

                  No vote or consent of the Holders of the Preferred Securities will be required for the Trust to redeem and cancel Preferred Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

                  Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

         7. Voting Rights - Common Securities.

                  (a) Except as provided under Sections 7(b), 7(c), and 8 or as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

                  (b) Unless an Event of Default shall have occurred and be continuing, any Trustee may be removed at any time by the Holder of the Common Securities. If an Event of Default has occurred and is continuing, the Property Trustee and the Delaware Trustee may be removed at such time by the Holders of a Majority in Liquidation Amount of the outstanding Preferred Securities. In no event will the Holders of the Preferred Securities have the right to vote to appoint, remove or replace the Administrative Trustees, which voting rights are vested exclusively in the Sponsor as the Holder of the Common Securities. No resignation or removal of a Trustee and no appointment of a successor trustee shall be effective until the acceptance of appointment by the successor trustee in accordance with the provisions of the Declaration.

                  (c) Subject to Section 2.6 of the Declaration and only after any Event of Default with respect to the Preferred Securities has been cured, waived or otherwise eliminated and subject to the requirements set forth in this paragraph, the Holders of a Majority in Liquidation Amount of the Common Securities, voting separately as a class, may direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or direct the exercise of any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee, as Holder of the Debentures, to (i) exercise the remedies available under the Indenture with respect to the Debentures, (ii) waive any past default and its consequences that are waivable under the Indenture,
         (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent would be required; provided that, where a consent or action under the Indenture would require the consent or act of a Super Majority of the Holders of the Debentures affected thereby, the Property Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. In addition, if the consent of the Property Trustee, as holder of the Debentures, is required in connection with any amendment, modification or termination of the Indenture or the Debentures, the Property Trustee will request the direction of the Holders of the Common Securities and shall vote with respect to such amendment, modification or termination as directed by Holders of a Majority in Liquidation Amount of the Common Securities voting together as a single class, provided that where a consent or action under the Indenture would require the consent or act of a Super Majority, the Property Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. The Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Common Securities. The Property Trustee shall notify each Holder of Common Securities of any written notice of default received from the Indenture Trustee with respect to the Indentures. Other than with respect to directing the time, method and place of conducting a proceeding for any remedy available to the Property Trustee or the Debenture Trustee as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the Common Securities under this paragraph unless the Property Trustee has obtained an opinion of independent tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as an association taxable as a corporation on account of such action.

                  If an Event of Default under the Declaration has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay principal of or premium, if any, or interest on the Debentures on the due date (including any Interest Payment Date or redemption date or the Maturity), then a Holder of Common Securities may institute a Direct Action for enforcement of payment to such Holder of the principal of or premium, if any, or interest on a Like Amount of Debentures on or after the respective due date specified in the Debentures. Except as provided in this paragraph, the Holders of Common Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

                  Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities or pursuant to written consent. The Administrative Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

                  No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

         8. Amendments to Declaration.

         In addition to the requirements set out in Section 12.1 of the Declaration, the Declaration may be amended by the Trustees and the Sponsor with
(i) the consent of Holders representing a Majority in Liquidation Amount of all outstanding Securities, and (ii) receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust for United States federal income tax purposes or the Trust's exemption from status as an investment company under the Investment Company Act, provided that, without the consent of each Holder of Securities, the Declaration may not be amended to (i) change the amount or timing of any Distribution or other payment on the Securities or otherwise adversely affect the amount of any Distribution or other payment required to be made in respect of the Securities as of a specified date, (ii) change the purpose of the Trust,
(iii) authorize the issuance of any additional beneficial interests in the assets of the Trust except as contemplated by the Declaration, (iv) change the time or circumstances in which the Securities may be redeemed or the amount payable upon such a redemption, (v) change the Liquidation Distribution or other provisions relating to the timing or amount of such distribution, (vi) affect


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


the limited liability of any Holder of Securities, or (vii) restrict the right of Holder of Securities to institute suit for the enforcement of any such payment on or after such date.

         9. Pro Rata.

         A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate Liquidation Amount of the Securities held by the relevant Holder in relation to the aggregate Liquidation Amount of all Securities outstanding unless, in relation to any payment, an Event of Default under the Declaration has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate Liquidation Amount of Preferred Securities held by the relevant Holder relative to the aggregate Liquidation Amount of all Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate Liquidation Amount of Common Securities held by the relevant Holder relative to the aggregate Liquidation Amount of all Common Securities outstanding.

         10. Ranking.

         The Preferred Securities rank pari passu with the Common Securities and payment thereon shall be made Pro Rata with the Common Securities, except that, if an Event of Default under the Declaration occurs and is continuing, no payments in respect of Distributions on, or payments upon liquidation, redemption or otherwise with respect to, the Common Securities shall be made until the Holders of the Preferred Securities shall be paid in full the Distributions, Redemption Price, Liquidation Distribution and other payments to which they are entitled at such time.

         11. Acceptance of Preferred Securities Guarantee and Indenture.

         Each Holder of Preferred Securities by the acceptance thereof, agrees to the provisions of the Preferred Securities Guarantee, including the subordination provisions therein and to the provisions of the Indenture.

         12. No Preemptive Rights.

         The Holders of the Securities shall have no preemptive or similar rights to subscribe for any additional securities.

         13. Miscellaneous.

         These terms constitute a part of the Declaration.

         The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee and the Indenture (including any supplemental indenture) to a Holder without charge on written request to the Sponsor at its principal place of business.

                                   EXHIBIT A-1

                     FORM OF PREFERRED SECURITY CERTIFICATE

                           [FORM OF FACE OF SECURITY]

         [IF THIS SECURITY IS A GLOBAL PREFERRED SECURITY, INSERT: THIS PREFERRED SECURITY IS A GLOBAL PREFERRED SECURITY WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "CLEARING AGENCY") OR A NOMINEE OF THE CLEARING AGENCY. THIS PREFERRED SECURITY IS EXCHANGEABLE FOR PREFERRED SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE CLEARING AGENCY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION AND NO TRANSFER OF THIS PREFERRED SECURITY (OTHER THAN A TRANSFER OF THIS PREFERRED SECURITY AS A WHOLE BY THE CLEARING AGENCY TO A NOMINEE OF THE CLEARING AGENCY OR BY A NOMINEE OF THE CLEARING AGENCY TO THE CLEARING AGENCY OR ANOTHER NOMINEE OF THE CLEARING AGENCY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

         UNLESS THIS PREFERRED SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY PREFERRED SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS ITS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

Certificate Number                                Number of Preferred Securities

                                                                CUSIP NO._______


                   Certificate Evidencing Preferred Securities
                                       of
                           American General Capital II

                  8 1/2% Capital Trust Pass-through Securities
               (Liquidation Amount $1,000 per Preferred Security)


         American General Capital II, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that __________________ (the "Holder") is the registered owner of _______________
securities of the Trust representing undivided preferred beneficial interests in the assets of the Trust designated the 8 1/2% Capital Trust Pass-through Securities (Liquidation Amount $1,000 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are set forth herein, on the reverse hereof and in the Amended and Restated Declaration of Trust of the Trust dated as of June 27, 2000, as the same may be


                                      A1-1
amended from time to time (the "Declaration"), and shall in all respects be subject to the provisions thereof, including the designation of the terms of the Preferred Securities as set forth in Annex I to the Declaration. Each capitalized term used but not defined herein or in any legend, form or certificate hereon shall have the meaning given to it in the Declaration. The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee and the Indenture to any Holder without charge upon written request to the Trust at its principal place of business.

         Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder and to the benefits of the Preferred Securities Guarantee to the extent provided therein.

         By its acceptance hereof, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Preferred Securities as evidence of indirect beneficial ownership in the Debentures.

         IN WITNESS WHEREOF, the Trust has executed this certificate this _____ day of _____________.

                                     American General Capital II


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Administrative Trustee



         PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Preferred Securities referred to in the within-mentioned Declaration.


Dated:
       ---------------
                                              Bankers Trust Company
                                              as Property Trustee


                                              By:
                                                 -------------------------------
                                              Authorized Signatory



                                      A1-2

                     [FORM OF REVERSE OF PREFERRED SECURITY]

         Distributions payable on each Preferred Security will be fixed at a rate per annum of 8 1/2% (the "Coupon Rate") of the Liquidation Amount of $1,000 per Preferred Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one semiannual period will themselves accumulate distributions thereon compounded semiannually at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions", as used herein, includes any such additional distributions payable for any period unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds on hand legally available therefor.

         Distributions on the Preferred Securities will be cumulative, will accumulate from and including the most recent date to which Distributions have been paid or, if no Distributions have been paid, from and including June 27, 2000, to but excluding the related Distribution Date or any date fixed for redemption, and will be payable semiannually in arrears on January 1 and July 1 of each year, commencing on January 1, 2001, except as otherwise described below and in the Declaration. Distributions payable for any period will be computed on the basis of a 360-day year consisting of twelve 30-day months and, for any period of less than a full calendar month, the number of days elapsed in such month.

           So long as no Event of Default (as defined in the Indenture) has occurred and is continuing, the Debenture Issuer has the right under the Indenture to defer the payment of interest on the Debentures at any time and from time to time for a period not exceeding 10 consecutive semiannual periods, including the first such semiannual period during such period (each, an "Extension Period"), provided that no Extension Period shall extend beyond the Maturity Date of the Debentures. Distributions will be deferred during any Extension Period. Notwithstanding such deferral, Distributions to which holders of Securities are entitled shall continue to accumulate additional Distributions thereon (to the extent permitted by applicable law but not at a rate greater than the rate at which interest is then accruing on the Debentures) at the Coupon Rate compounded semiannually from the relevant Distribution Dates during any Extension Period. Prior to the expiration of any Extension Period, the Debenture Issuer may further defer payments of interest by further extending such Extension Period; provided that such Extension Period, together with all previous and further extensions, if any, within such Extension Period, may not exceed 10 consecutive semiannual periods, including the first semiannual period during such Extension Period, or extend beyond the Maturity Date of the Debentures. Upon the expiration of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

         Subject to the conditions set forth in the Declaration and the Indenture, the Property Trustee shall, at the direction of the Sponsor, at any time dissolve the Trust and, after satisfaction of the liabilities to creditors of the Trust as provided by law, cause the Debentures to be distributed to the holders of the Securities in liquidation of the Trust or, simultaneously with any redemption of the Debentures, cause a Like Amount of the Securities to be redeemed by the Trust.

         The Preferred Securities shall be redeemable as provided in the Declaration upon repayment of the Debentures on the Maturity Date thereof or the date of earlier redemption thereof prior thereto in accordance with their terms. The Redemption Price per Security shall be equal to (i) in the case of a redemption of the Securities upon the repayment of the Debentures at the Maturity Date thereof, the Liquidation Amount, and (ii) in the case of a redemption of the Securities upon the earlier redemption of the Debentures, the redemption price applicable to $1,000 principal amount of Debentures being so redeemed in accordance with their terms, in each case plus accrued and unpaid Distributions thereon, if any, to the date of redemption. The Debentures may be redeemed by the Debenture Issuer before their Maturity Date (i) in whole but not in part within 90 days following the occurrence of a Tax Event or an Investment Company Event (each, a "Special Event"), or (ii) in whole or in part on one or more occasions at any time. The redemption price for


                                      A1-3
the Debentures is equal to the greater of (1) 100% of the principal amount of the Debentures to be redeemed or (2) the sum, as determined by the Quotation Agent (as defined in the Indenture), of the present values of the principal amount of the Debentures to be redeemed and the remaining scheduled payments of interest thereon from the redemption date to July 1, 2030 (the "Remaining Life"), discounted from their respective scheduled payment dates to the redemption date on a semi-annual basis (assuming a 360-day year consisting of 30-day months) at the Adjusted Treasury Rate. "Adjusted Treasury Rate" means
(a) with respect to a redemption of Debentures in whole but not in part effected within 90 days following the occurrence of a Special Event, the Treasury Rate (as defined in the Indenture) plus .50%, or (b) in the case of any other redemption of Debentures, the Treasury Rate plus .25%. In either case, holders of redeemed Debentures will also receive accrued and unpaid interest thereon to the date of redemption.


                                      A1-4

              -----------------------------------------------------


                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:





------------------------------------------------

------------------------------------------------

------------------------------------------------
(Insert assignee's social security or tax identification number)



------------------------------------------------

------------------------------------------------

------------------------------------------------
(Insert address and zip code of assignee)

and irrevocably appoints


------------------------------------------------

------------------------------------------------
_________________________agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:
     ----------------------------
Signature:
          ------------------------
(Sign exactly as your name appears on the other side of this Preferred Security Certificate)

Signature Guarantee:
                    -----------------------



              -----------------------------------------------------


* Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.



                                      A1-5

                                   EXHIBIT A-2

                       FORM OF COMMON SECURITY CERTIFICATE

              THIS COMMON SECURITY CERTIFICATE IS NOT TRANSFERABLE
            EXCEPT AS SET FORTH IN THE DECLARATION REFERRED TO HEREIN

Certificate Number:                                 Number of Common Securities:


                    Certificate Evidencing Common Securities
                                       of
                           American General Capital II
                            8 1/2% Common Securities
                 (Liquidation Amount $1,000 per Common Security)


         American General Capital II, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that American General Corporation (the "Holder") is the registered owner of _______common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 8 1/2% Common Securities (Liquidation Amount $1,000 per Common Security) (the "Common Securities"). The Common Securities are not transferable except as set forth in the Declaration described below. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are set forth herein, on the reverse hereof and in the Amended and Restated Declaration of Trust of the Trust dated as of June 27, 2000, as the same may be amended from time to time (the "Declaration"), and shall in all respects be subject to the provisions thereof, including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration. Each capitalized term used but not defined herein or in any legend, form or certificate hereon shall have the meaning given to it in the Declaration. The Sponsor will provide a copy of the Declaration and the Indenture (including any supplemental indenture) to any Holder without charge upon written request to the Sponsor at its principal place of business.

         Upon receipt of this certificate, the Sponsor is bound by the Declaration and is entitled to the benefits thereunder to the extent provided therein.

         By its acceptance hereof, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Debentures.

         IN WITNESS WHEREOF, the Trust has executed this certificate this _____ day of _____________.

                                 AMERICAN GENERAL CAPITAL II


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Administrative Trustee



                                      A2-1

                      [FORM OF REVERSE OF COMMON SECURITY]

         Distributions payable on each Common Security will be fixed at a rate per annum of 8 1/2% (the "Coupon Rate") of the Liquidation Amount of $1,000 per Common Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one semiannual period will themselves accumulate distributions thereon compounded semiannually at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions", as used herein, includes any such additional distributions payable for any period unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds on hand legally available therefor.

         Distributions on the Common Securities will be cumulative, will accumulate from and including the most recent date to which Distributions have been paid or, if no Distributions have been paid, from and including June 27, 2000, to but excluding the related Distribution Date or any date fixed for redemption, and will be payable semiannually in arrears on January 1 and July 1 of each year, commencing on January 1, 2001, except as otherwise described below and in the Declaration. Distributions payable for any period will be computed on the basis of a 360-day year consisting of twelve 30-day months and, for any period of less than a full calendar month, the number of days elapsed in such month.

         So long as no Event of Default (as defined in the Indenture) has occurred and is continuing, the Debenture Issuer has the right under the Indenture to defer the payment of interest on the Debentures at any time and from time to time for a period not exceeding 10 consecutive semiannual periods, including the first such semiannual period during such period (each, an "Extension Period"), provided that no Extension Period shall extend beyond the Maturity of the Debentures. Distributions will be deferred during any Extension Period. Notwithstanding such deferral, Distributions to which holders of Securities are entitled shall continue to accumulate additional Distributions thereon (to the extent permitted by applicable law but not at a rate greater than the rate at which interest is then accruing on the Debentures) at the Coupon Rate compounded semiannually from the relevant Distribution Dates during any Extension Period. Prior to the expiration of any Extension Period, the Debenture Issuer may further defer payments of interest by further extending such Extension Period; provided that such Extension Period, together with all previous and further extensions, if any, within such Extension Period, may not exceed 10 consecutive semiannual periods, including the first semiannual period during such Extension Period, or extend beyond the Maturity of the Debentures. Upon the expiration of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

         Subject to the conditions set forth in the Declaration and the Indenture, the Property Trustee shall, at the direction of the Sponsor, at any time dissolve the Trust and, after satisfaction of the liabilities to creditors of the Trust as provided by law, cause the Debentures to be distributed to the holders of the Securities in liquidation of the Trust or, simultaneously with any redemption of the Debentures, cause a Like Amount of the Securities to be redeemed by the Trust.

         The Common Securities shall be redeemable as provided in the Declaration upon repayment of the Debentures on the Maturity Date thereof or the date of earlier redemption thereof prior thereto in accordance with their terms. The Redemption Price per Security shall be equal to (i) in the case of a redemption of the Securities upon the repayment of the Debentures at the Maturity Date thereof, the Liquidation Amount, and (ii) in the case of a redemption of the Securities upon the earlier redemption of the Debentures, the redemption price applicable to $1,000 principal amount of Debentures being so redeemed in accordance with their terms, in each case plus accrued and unpaid Distributions thereon, if any, to the date of redemption. The Debentures may be redeemed by the Debenture Issuer before their Maturity Date (i) in whole but not in part within 90 days following the occurrence of a Tax Event or an Investment Company Event (each, a


                                      A2-2

"Special Event"), or (ii) in whole or in part on one or more occasions at any time. The redemption price for the Debentures is equal to the greater of (1) 100% of the principal amount of the Debentures to be redeemed or (2) the sum, as determined by the Quotation Agent (as defined in the Indenture), of the present values of the principal amount of the Debentures to be redeemed and the remaining scheduled payments of interest thereon from the redemption date to July 1, 2030 (the "Remaining Life"), discounted from their respective scheduled payment dates to the redemption date on a semi-annual basis (assuming a 360-day year consisting of 30-day months) at the Adjusted Treasury Rate. "Adjusted Treasury Rate" means (a) with respect to a redemption of Debentures in whole but not in part effected within 90 days following the occurrence of a Special Event, the Treasury Rate (as defined in the Indenture) plus .50%, or (b) in the case of any other redemption of Debentures, the Treasury Rate plus .25%. In either case, holders of redeemed Debentures will also receive accrued and unpaid interest thereon to the date of redemption.



                                      A2-3